UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-5586
Oppenheimer California Municipal Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: July 31
Date of reporting period: 07/31/2008

Item 1. Reports to Stockholders.
MANAGEMENT COMMENTARIES
Market Recap and Outlook Listing of Top Holdings
ANNUAL REPORT
Fund Performance Discussion Listing of Investments Financial Statements
“After 25 years in the business of municipal fund management, I still don’t pretend to have seen it all. But, allowing tax-free yields to compound over time has clearly been a winning strategy for shareholders.”
— Ronald H. Fielding , Chief Strategist, Senior Vice President and Senior Portfolio Manager, OppenheimerFunds/Rochester

TOP HOLDINGS AND ALLOCATIONS

Top Ten Categories
Special Tax	30.9%
Tobacco—Master Settlement Agreement	24.2
Single-Family Housing	7.5
Hospital/Health Care	4.9
Gas Utilities	4.0
Tax Increment Financing	3.5
Special Assessment	3.4
Marine/Aviation Facilities	3.3
Oil & Gas	2.0
Multifamily Housing	1.8
Portfolio holdings are subject to change. Percentages are as of July 31, 2008, and are based on the total market value of investments.

Credit Allocation
AAA	15.4%
AA	17.8
A	7.1
BBB	39.5
BB or lower	20.2
Allocations are subject to change. Percentages are as of July 31, 2008, and are dollar-weighted based on the total market value of investments. Market value, the total value of the Fund’s securities, does not include cash. Securities rated by any rating organization are included in the equivalent Standard & Poor’s rating category in the allocation above. The allocation above also includes unrated securities whose ratings have been assigned by the Manager; these unrated securities, currently 48.37% of the Fund’s market value, are deemed comparable in the Manager’s judgment to the rated securities in each category. Credit ratings of AAA, AA, A and BBB and their equivalents denote investment-grade securities.
14 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended July 31, 2008, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. In a 12-month period marked by significant turbulence in global credit markets and by broad price volatility as investors adjusted their perspectives on risk tolerance, the net asset value (NAV) of Oppenheimer California Municipal Fund’s Class A shares fell sharply and the Fund’s total returns were negative. Based on the distribution for the 28-day accrual period ended July 22, 2008, the distribution yield at the end of this reporting period for the Fund’s Class A shares was 6.27% at net asset value.
     Oppenheimer California Municipal Fund distributed dividends of 54.7 cents per Class A share this reporting period, including a small amount of ordinary income. The per-share monthly dividend distribution for Class A shares of the Fund was 4.5 cents at the start of this reporting period and was raised to 4.6 cents for the February 2008 payout and to 4.7 cents for the final distribution of this period. No capital gains were distributed this reporting period.
     At the end of this reporting period, the Fund had nearly 700 holdings and an average credit quality of A-minus. Despite the broad turmoil in the municipal market, which caused widespread declines in NAVs, default rates on municipal bonds in general and in this Fund in particular continue to be extremely low relative to the default rates on other fixed-income instruments. The default rate on investments in this portfolio remained in line with our expectations, and we remain confident in the long-term structural advantages of the Fund’s investments.
     As the charts on pages 22 to 24 show, the Fund’s total returns were negative this reporting period as investors grew increasingly concerned about risk and widening credit spreads. Credit spread widening is typically more detrimental to the sectors and types of securities the Fund favors than to our Fund’s benchmark.
     At the end of this reporting period, California general obligation bonds were rated A-plus with a stable outlook by Standard & Poor’s, A1 with a stable outlook by Moody’s Investors Service and A-plus by Fitch Ratings. In January 2008, Fitch issued a negative ratings watch for California general obligation bonds. As the state’s general obligation bonds are backed by the full faith and taxing power of the state, we believe that municipal bonds issued by California will continue to represent solid credits for investors seeking high levels of tax-free income.
     In the Municipal Leases sector, which comprised 0.8% of the Fund’s market value on July 31, 2008, one acquisition in particular illustrates how the Fund benefited from its entry
15 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
into the auction rate securities (ARS) market. An ARS is a long-term municipal security with an interest rate that resets at a specific frequency (typically 7 to 35 days) through an auction process. Many municipal auctions failed this reporting period because bidders were in short supply. These auction failures created financial headaches for investors who bought bonds with the assumption that their investments would remain highly liquid, and they also pushed the short-term rates on some bonds into the double digits. Intrigued by the opportunity to purchase high-yielding bonds, we applied our credit research expertise to the municipal auction inventory and identified some highly attractive bonds with resetting rates. For example, in February 2008, the Fund purchased Val Verde, California, Unified School District certificates of participation that initially offered a 9.22% rate and were insured by XL Capital Assurance Inc.1 At the end of February, these bonds represented the ninth largest holding in the portfolio. As auction rate prices firmed in late March, the Fund sold its position. Despite their brief tenure in the portfolio, the Val Verde bonds helped the Fund deliver high levels of tax-free yield to investors this reporting period. By July 31, 2008, billions of dollars of municipal auction rate securities had been refinanced into lower-yielding credit structures, and the municipal auctions became far less attractive to yield-seeking investors. The Fund’s participation in the municipal auctions, we believe, demonstrates the Rochester investment team’s flexibility and responsiveness to evolving market conditions.
     During this reporting period, which was characterized by credit spread widening, prices fell on our investments in many credit-sensitive sectors. Credit spreads are said to be widening when the yield difference between higher-rated securities and lower-rated ones increases, causing the prices for BBB-rated, lower-rated and unrated securities to fall more or rise less than the prices of securities with higher ratings.
     For example, the Fund continued to maintain sizable holdings in bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers. The Rochester investment team was among the early believers in the structural and yield advantages of these types of bonds, which are backed by state and/or territory proceeds from a national litigation settlement with tobacco manufacturers. To date, MSA payments to the states and territories have

1. Certificates of participation (COPs) are financing arrangements in which an individual or Fund buys a share of the lease revenues of an agreement made by a municipal or government entity. In a COP, the bond is not secured by the lease revenues. As of August 4, 2008, name changes were announced for XL Capital Assurance Inc. and its parent, Security Capital Assurance Ltd. The entities’ new names are Syncora Guarantee Inc. and Syncora Holdings Ltd., respectively.
16 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

been in line with projections made at the outset of this landmark agreement.2 At the end of this reporting period, MSA-backed tobacco bonds accounted for nearly one-quarter of Fund investments and comprised the Fund’s second largest sector.
     As they faced considerable pricing pressure this reporting period, MSA-backed tobacco bonds underperformed other securities with similar ratings. The following factors, we believe, were significant: a general widening of credit spreads, to which tobacco bonds are inherently more sensitive; an increase in the national supply of MSA bonds, including a record-setting sale by Ohio’s Buckeye Tobacco Settlement Finance Authority; and Standard & Poor’s announcement about changing its assessment of 11 tobacco bonds to negative watch, from negative outlook. Pricing pressure remained persistent even as Fitch Ratings upgraded the ratings of nearly 240 MSA-backed tobacco bonds. As first announced in January 2008, Fitch raised the majority of these bonds to a rating of BBB-plus, the highest rating it gives for these securities. We believe that the price volatility this reporting period was not related to fundamental changes in the credit quality of tobacco bonds. Additionally, we believe the sector should continue to provide attractive, long-term benefits to our yield-seeking investors.
     Further, while industry litigation may create some headline-induced volatility, we continue to believe that the long-term impact of tobacco-related court cases should be negligible. If anything, the latest headlines have been quite favorable. In early April, a three-judge panel in federal appeals court reversed an earlier decision that had granted class-action status to smokers of “light” cigarettes. The panel ruled that individual cases were too distinct from one another to qualify as a “class.” In June, the U.S. Supreme Court announced that it would take a third look at a long-running dispute between the family of a deceased smoker and Philip Morris. Twice before, the Supreme Court has ruled that the punitive damages awarded in Oregon were excessive. The Supreme Court’s recent decision to lower the punitive damages awarded in the Exxon-Valdez case, we believe, bodes well for the tobacco manufacturer. The Philip Morris case is expected to be on the Supreme Court’s fall docket.
     In our experience, interest payments and scheduled payments of principal on the tobacco bonds this Fund holds have always been made in a timely manner, and many

2. Bond investments may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. While consumption has largely been in line with the assumptions used to structure MSA-backed bonds, future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
17 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
bonds have repaid principal earlier than their scheduled final maturity. Our confidence in the long-term benefits these bonds can provide is such that we took advantage of market conditions this reporting period to invest in high-yielding MSA-backed securities.
     During this reporting period, the Fund increased its diverse holdings in land development bonds (“dirt bonds”), whose proceeds finance the infrastructure requirements of new real estate development. These Special Tax and Special Assessment holdings represented about one-third of the Fund’s market value as of July 31, 2008. The Fund’s holdings represent a diversity of projects, developers and locations as well as projects at different stages of completion. Our credit analysis during this reporting period confirmed our long-standing belief that the fundamentals in these sectors remain intact, despite the recent challenges in the national housing market and some reports of temporary payment interruptions on these types of bonds.
     Carefully researched “dirt bonds,” we believe, can provide significant yield advantages for Fund investors. Interest payments are made using the proceeds from the collected tax or assessment and are on parity with property taxes and senior to any mortgage on the property. Whoever owns the land is responsible for the tax and assessment payments, and these payments have a lien ahead of any mortgage. The value of the land is factored into each bond’s unique structure, and we believe it would be highly unlikely that the value would fall so precipitously and permanently that it would become of no interest to any developer.
     In our experience, for every financially troubled developer who might have to walk away from a half-built project, there are countless others who are eager to negotiate a better deal with community leaders, resume the work and assume the debt-service obligations. A small position that was of concern at the end of the previous reporting period provides further evidence of this phenomenon. The Fund had purchased bonds issued to finance infrastructure development in the Roripaugh Community Facilities District in Temecula, California. Prices of these bonds declined last reporting period amid reports of delayed construction timelines, withheld building permits and the bankruptcy filings of the lead developer and a participating home builder. We were cautiously optimistic in July 2007 that scheduled payments would continue and that affiliated developers would use an existing line of credit to offset any future payment shortfalls. We are happy to report that all scheduled payments were made during the reporting period ended July 31, 2008, that a buyer has reportedly emerged for this project and that arrangements have been made to resolve any tax delinquencies. We believe this represents a good outcome for the Fund.
     Recent news reports about languishing housing developments or bankrupt homebuilding companies have fostered some concerns about the long-term viability of all sorts of real
18 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

estate-related investments, and the prices in these two sectors have declined. Despite the recent underperformance of these sectors, we remain confident in the structural and yield advantages of the “dirt bonds” this Fund holds. Our recent investments, in particular, should provide significant benefits to shareholders because they offered very competitive yields at attractive prices. In time, we expect the housing crisis will abate and these high-yielding bonds will command higher prices in the market.
     In addition, the Fund included securities in the single-family and multifamily housing sectors, which constituted 7.5% and 1.8% of the portfolio’s market value, respectively, as of July 31, 2008. The Fund’s single-family housing bonds are high-grade securities that have been issued by state agencies, which continue to abide by conservative lending practices. We believe our multifamily housing bonds represent a good value, because the demand for these types of properties will likely rise as the housing crisis persists. Additionally, the Fund does not invest in the securities created from pools of sub-prime mortgages nor in collateralized debt obligations (CDOs) and thus has no exposure to these credits. The overall credit quality of our housing-sector investments has been unaffected by the developments in the sub-prime mortgage market, but the prices nonetheless fell this reporting period.
     In the reporting period ended July 31, 2008, our in-house credit research team continued to identify yield-enhancing municipal issues in the Commonwealth of Puerto Rico, despite ongoing economic difficulties and political scandals there. As of July 31, 2008, bonds issued by the commonwealth represented 2.6% of the Fund’s invested assets. Most of these investments involve so-called “creatures of the state” that are supported by tax revenues—electric utilities, education, highways—versus investments for project financing. As such, we remain confident in the government’s ability to collect the taxes and make bond payments using tax proceeds. As discussed in the Market Recap and Outlook, we expect many lower-rated bonds—for example, BBB-rated general obligation bonds issued by Puerto Rico—to be upgraded once Moody’s starts to rate municipal bonds on the same scale it uses for corporate bonds. These ratings, we believe, will more accurately reflect the true credit quality of these bonds. (Fitch, which has also proposed a uniform ratings scale, does not rate Puerto Rico credits.) Investors should note that the commonwealth, its agencies and the government development bank retained their investment-grade ratings during this reporting period and the outlook, according to both S&P and Moody’s, is stable.
     During the latter half of this reporting period, many bond insurers faced renewed scrutiny from the credit ratings organizations this reporting period and, as a result, the prices of many insured bonds fell, regardless of the strength of the underlying credit. The bond insurers’ woes were not based on their practice of insuring municipal bonds, which arguably do not need to be insured, but on the insurers’ exposure to sub-prime mortgages.
19 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
As of July 31, 2008, about 1.3% of the Fund’s assets were insured by ACA Financial Guaranty Corporation. In December 2007, after the insurer lost its investment-grade status, the prices of these bonds declined. These assets were quickly re-evaluated by our in-house credit research team. Instead of applying the insurer’s own credit rating to the insured bond, the team gave each insured holding an internal rating based on the actual credit quality of the underlying security. Investors should note that the underlying borrowers for ACA-insured bonds held by the Fund have consistently made their interest and principal payments without any apparent support from the insurer. While news about bond insurers continues to generate headlines, we remain confident in our credit team’s ability to determine which underlying issues meet our standards for creditworthiness and which represent good values for our shareholders.
     The Fund continued to invest in municipal inverse-floating-rate securities this reporting period. These are tax-exempt securities whose interest payments move inversely to changes in short-term interest rates. With generally higher tax-free yields than regular fixed-rate bonds of comparable maturity and credit quality, these securities helped the Fund provide higher dividends this reporting period as the yield curve steepened. However, these securities often face greater price volatility than comparable fixed-rate bonds, and the volatility this reporting period detracted from the Fund’s overall performance.
     The Fund also invested in percentage of LIBOR notes (PLNs), a type of bond structure that experienced price declines this reporting period when another U.S. financial institution sold a large position at a loss. This move depressed the prices of PLNs across the board even though PLN credit quality, which varies among tax-free issuers, generally remained solid. PLNs are bonds that pay a variable rate based on LIBOR and most are A-rated or better. The PLN structure can deliver attractive levels of tax-free yield. However, in a rare development, municipal yields exceeded Treasury and LIBOR rates this reporting period and, as a result, PLNs detracted from Fund performance. We continue to believe that this type of bond will be a valuable source of revenue once more normal rate relations are in place and, therefore, remain invested in a diverse basket of bonds with this structure.
     Our approach to municipal bond investing is flexible and responsive to market conditions; our strategies are intended to balance many different types of risk to reduce overall portfolio risk. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment strategies or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
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Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2008. In the case of Class A, Class B and Class C shares, performance is measured over a ten-year period. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
21 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
22 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 25 for further information.
23 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 25 for further information.
24 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. This annual report must be preceded or accompanied by the current prospectus of the Oppenheimer California Municipal Fund. Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds. For more information, ask your financial advisor, call us at 1.800.525.7048, or visit our website at www.oppenheimerfunds.com. Read prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 11/3/88. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.
Class B shares of the Fund were first publicly offered on 5/3/93. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 1% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 11/1/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
25 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in
26 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	February 1, 2008	July 31, 2008	July 31, 2008

Class A	$1,000.00	$906.40	$8.05
Class B	1,000.00	901.80	11.95
Class C	1,000.00	902.80	11.67

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,016.46	8.51
Class B	1,000.00	1,012.38	12.64
Class C	1,000.00	1,012.68	12.33
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, based on the 6-month period ended July 31, 2008 are as follows:

Class	Expense Ratios

Class A	1.69%
Class B	2.51
Class C	2.45
The expense ratios reflect reduction to custodian expenses. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
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STATEMENT OF INVESTMENTS July 31, 2008

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—128.5%

California—122.1%
$2,675,000	Adelanto, CA Elementary School District Community Facilities District No. 1[1]	5.250%	09/01/2026	$2,331,209
7,310,000	Adelanto, CA Elementary School District Community Facilities District No. 1[1]	5.350	09/01/2036	6,251,658
2,145,000	Adelanto, CA Elementary School District Community Facilities District No. 1[1]	5.400	09/01/2036	1,848,239
55,000	Adelanto, CA Improvement Agency, Series B	5.500	12/01/2023	55,379
50,000	Adelanto, CA Public Financing Authority, Series B1	6.300	09/01/2028	50,072
5,025,000	Agua Mansa, CA Industrial Growth Assoc. Special Tax[1]	6.500	09/01/2033	5,078,567
200,000	Alameda, CA Public Financing Authority	5.450	09/02/2014	204,114
25,000	Alvord, CA Unified School District Community Facilities District	5.875	09/01/2034	25,030
100,000	Alvord, CA Unified School District Community Facilities District Special Tax	4.500	09/01/2017	90,817
150,000	Arcadia, CA Hospital (Methodist Hospital of Southern California)[1]	6.625	11/15/2022	150,119
500,000	Arvin, CA Community Redevel. Agency	5.000	09/01/2025	433,735
2,435,000	Arvin, CA Community Redevel. Agency[1]	5.125	09/01/2035	2,028,331
990,000	Azusa, CA Special Tax Community Facilities District No. 05-1	5.000	09/01/2021	899,831
2,730,000	Azusa, CA Special Tax Community Facilities District No. 05-1[1]	5.000	09/01/2027	2,302,837
9,780,000	Azusa, CA Special Tax Community Facilities District No. 05-1[1]	5.000	09/01/2037	7,900,773
1,000,000	Bakersfield, CA Improvement Bond Act 1915	5.000	09/02/2027	869,270
1,125,000	Bakersfield, CA Improvement Bond Act 1915	5.125	09/02/2026	998,449
465,000	Bakersfield, CA Improvement Bond Act 1915	5.350	09/02/2022	436,714
2,260,000	Bakersfield, CA Improvement Bond Act 1915[1]	5.400	09/02/2025	2,087,788
3,835,000	Bakersfield, CA Improvement Bond Act 1915[1]	7.375	09/02/2028	3,781,770
3,700,000	Beaumont, CA Financing Authority, Series A1	5.350	09/01/2036	3,029,449
1,500,000	Beaumont, CA Financing Authority, Series A1	5.750	09/01/2034	1,428,975
1,050,000	Beaumont, CA Financing Authority, Series A1	6.875	09/01/2036	1,053,917
685,000	Beaumont, CA Financing Authority, Series B	5.000	09/01/2027	585,196
3,170,000	Beaumont, CA Financing Authority, Series B1	5.050	09/01/2037	2,624,380
1,000,000	Beaumont, CA Financing Authority, Series B	5.350	09/01/2028	915,400
1,490,000	Beaumont, CA Financing Authority, Series B1	5.400	09/01/2035	1,335,338
5,000,000	Beaumont, CA Financing Authority, Series B1	6.000	09/01/2034	4,925,200
1,525,000	Beaumont, CA Financing Authority, Series B1	6.000	09/01/2034	1,447,088
2,340,000	Beaumont, CA Financing Authority, Series C1	5.500	09/01/2035	2,061,025
2,925,000	Beaumont, CA Financing Authority, Series D1	5.800	09/01/2035	2,781,412
F1 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

California Continued
$5,245,000	Beaumont, CA Financing Authority, Series E	6.250%		09/01/2038	$5,048,942
75,000	Berkeley, CA Unified School District[1]	5.000		08/01/2022	75,097
500,000	Blythe, CA Community Facilities District Special Tax (Hidden Beaches)	5.300		09/01/2035	427,645
30,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)	5.650		05/01/2029	27,551
7,605,000	Brentwood, CA Infrastructure Financing Authority[1]	5.200		09/02/2036	6,382,800
30,000	Brentwood, CA Infrastructure Financing Authority (Water & Sewer)[1]	5.625		07/01/2026	30,046
2,115,000	Buena Park, CA Community Redevel. Agency Tax Allocation (Construction Redevel.)[1]	6.250		09/01/2035	2,193,297
25,000	Buena Park, CA Special Tax (Park Mall)	6.100		09/01/2028	24,336
60,000	Butte County, CA Hsg. Authority (Affordable Hsg. Pool)	7.000		10/01/2020	59,995
3,025,000	CA ABAG Finance Authority for NonProfit Corporations (Channing House)[1]	5.500		02/15/2029	2,832,792
65,000	CA ABAG Finance Authority for NonProfit Corporations (Redding Assisted Living Corp.)	5.250		11/15/2031	55,208
10,000,000	CA ABAG Finance Authority for Nonprofit Corporations (The Jackson Lab)[1]	5.750		07/01/2037	9,985,400
90,000	CA ABAG Finance Authority for NonProfit Corporations COP[1]	6.000		08/15/2020	90,132
450,000	CA ABAG Finance Authority for NonProfit Corporations COP (American Baptist Homes of the West)[1]	5.750		10/01/2017	452,021
210,000	CA ABAG Finance Authority for NonProfit Corporations COP (American Baptist Homes of the West)[1]	6.200		10/01/2027	210,636
450,000	CA ABAG Finance Authority for NonProfit Corporations COP (Lytton Gardens)[1]	6.000		02/15/2019	455,144
10,000	CA ABAG Finance Authority for NonProfit Corporations COP (Merced Family Health Centers)[1]	5.950		01/01/2024	10,008
25,000	CA ABAG Finance Authority for NonProfit Corporations COP (Palo Alto Gardens Apartments)[1]	5.350		10/01/2029	22,539
4,300,000	CA ABAG Finance Authority for NonProfit Corporations COP (Redwood Senior Homes & Services)[1]	6.125		11/15/2032	4,338,528
235,000	CA ABAG Improvement Bond Act 1915 (Windemere Ranch)[1]	6.150		09/02/2029	286,420
75,000	CA Affordable Hsg. Agency (Merced County Hsg. Authority)	6.000		01/01/2023	71,689
2,025,000	CA Aztec Shops Auxiliary Organization (San Diego State University)[1]	6.000		09/01/2031	2,031,926
10,530,000	CA County Tobacco Securitization Agency	5.000		06/01/2047	7,600,870
39,700,000	CA County Tobacco Securitization Agency	5.750	[2]	06/01/2057	748,345
18,355,000	CA County Tobacco Securitization Agency	5.820	[2]	06/01/2033	2,616,689
43,500,000	CA County Tobacco Securitization Agency	5.890	[2]	06/01/2046	2,133,675
F2 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

California Continued
$45,600,000	CA County Tobacco Securitization Agency	6.125%[2]		06/01/2057	$764,256
20,000,000	CA County Tobacco Securitization Agency	6.300	[2]	06/01/2055	396,400
82,110,000	CA County Tobacco Securitization Agency	6.423	[2]	06/01/2046	4,027,496
51,500,000	CA County Tobacco Securitization Agency	6.700	[2]	06/01/2057	699,370
55,250,000	CA County Tobacco Securitization Agency	6.901	[2]	06/01/2057	750,295
71,700,000	CA County Tobacco Securitization Agency	7.000	[2]	06/01/2055	1,421,094
347,900,000	CA County Tobacco Securitization Agency	7.550	[2]	06/01/2055	5,635,980
173,750,000	CA County Tobacco Securitization Agency	7.553	[2]	06/01/2055	2,814,750
409,500,000	CA County Tobacco Securitization Agency	8.251	[2]	06/01/2055	6,633,900
5,000,000	CA County Tobacco Securitization Agency (TASC)[1]	0.000	[3]	06/01/2036	3,321,600
28,225,000	CA County Tobacco Securitization Agency (TASC)	0.000	[3]	06/01/2041	18,582,776
28,270,000	CA County Tobacco Securitization Agency (TASC)	0.000	[3]	06/01/2046	18,568,584
19,815,000	CA County Tobacco Securitization Agency (TASC)[1]	5.125		06/01/2038	14,969,044
3,725,000	CA County Tobacco Securitization Agency (TASC)[1]	5.125		06/01/2038	2,814,014
11,435,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2045	8,658,811
5,815,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2045	4,403,234
6,000,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2046	4,535,220
4,375,000	CA County Tobacco Securitization Agency (TASC)[1]	5.750		06/01/2029	4,041,319
6,230,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2027	5,880,809
9,125,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2035	8,161,035
1,250,000	CA County Tobacco Securitization Agency (TASC)	5.875		06/01/2043	1,106,888
10,545,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2035	9,593,630
21,960,000	CA County Tobacco Securitization Agency (TASC)	6.000		06/01/2042	19,829,221
10,025,000	CA County Tobacco Securitization Agency (TASC)[1]	6.125		06/01/2038	9,247,762
50,000	CA County Tobacco Securitization Agency (TASC)	6.125		06/01/2043	45,948
86,970,000	CA County Tobacco Securitization Agency (TASC)	6.375	[2]	06/01/2046	3,966,702
65,800,000	CA County Tobacco Securitization Agency (TASC)	6.600	[2]	06/01/2046	2,770,838
9,975,000	CA Dept. of Veterans Affairs Home Purchase[4]	5.000		12/01/2027	9,173,107
45,000	CA Dept. of Veterans Affairs Home Purchase[1]	5.200		12/01/2027	45,000
2,925,000	CA Dept. of Veterans Affairs Home Purchase[1]	5.500		12/01/2019	2,963,581
15,000	CA Dept. of Water Resources (Center Valley)[1]	5.000		12/01/2029	15,013
10,000	CA Dept. of Water Resources (Center Valley)[1]	5.400		07/01/2012	10,024
50,000	CA Eastern Municipal Water District (BarringtonHeights)	5.125		09/01/2035	41,045
2,500,000	CA Enterprise Devel. Authority (Anheuser-Busch Companies)	5.300		09/01/2047	2,217,075
10,000,000	CA Foothill Eastern Transportation Corridor Agency Toll Road[1]	5.877	[2]	01/15/2030	2,480,200
45,000	CA GO1	5.000		04/01/2022	45,447
10,000	CA GO1	5.000		10/01/2023	10,002
5,000	CA GO1	5.125		02/01/2027	5,036
F3 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

California Continued
$20,000	CA GO1	5.125%		03/01/2031	$20,006
5,000	CA GO1	5.125		06/01/2031	5,015
25,000	CA GO1	5.500		04/01/2019	25,113
140,000	CA GO1	5.500		03/01/2020	140,332
5,000	CA GO1	5.500		10/01/2022	5,018
60,000	CA GO1	6.250		10/01/2019	60,353
200,000	CA GO1	6.250		10/01/2019	201,268
78,410,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	0.000	[3]	06/01/2037	43,243,899
5,150,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.000		06/01/2045	4,575,363
132,985,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.125		06/01/2047	98,172,187
205,940,000	CA Golden State Tobacco Securitization Corp. (TASC)	6.902	[2]	06/01/2047	9,327,023
495,000	CA Health Facilities Financing Authority (Hospital of the Good Samaritan)[1]	7.000		09/01/2021	494,936
1,575,000	CA Health Facilities Financing Authority (Pomona Valley Hospital Medical Center)[1]	5.625		07/01/2019	1,576,465
140,000	CA Health Facilities Financing Authority (Sutter Health)[1]	5.250		08/15/2027	141,217
80,000	CA Health Facilities Financing Authority (Sutter Health)[1]	5.350		08/15/2028	80,958
30,500,000	CA Health Facilities Financing Authority (Sutter Health/California Pacific Medical Center)	5.250		11/15/2046	29,630,750
10,000,000	CA HFA (Home Mtg.)[4]	5.050		02/01/2029	9,029,800
16,250,000	CA HFA (Home Mtg.)[4]	5.500		02/01/2042	16,429,185
10,000,000	CA HFA (Home Mtg.)[4]	5.600		08/01/2038	9,446,650
4,930,000	CA HFA (Home Mtg.)	5.600		08/01/2038	4,657,125
25,000	CA HFA (Multifamily Hsg.)[1]	5.375		08/01/2028	24,212
205,000	CA HFA (Multifamily Hsg.)[1]	5.950		08/01/2028	206,095
380,000	CA HFA (Multifamily Hsg.), Series A1	5.900		02/01/2028	380,110
95,000	CA HFA (Multifamily Hsg.), Series B	5.500		08/01/2039	87,725
30,000	CA HFA, Series A1	5.600		08/01/2011	30,181
215,000	CA HFA, Series B-1[1]	5.600		08/01/2017	216,120
10,025,000	CA HFA, Series C1	5.750		08/01/2030	10,103,897
15,770,000	CA Home Mtg. Finance Authority (Homebuyers Fund)[4]	5.800		08/01/2043	15,970,099
5,000,000	CA Home Mtg. Finance Authority (Homebuyers Fund)[1]	6.000		02/01/2033	5,174,450
5,450,000	CA Home Mtg. Finance Authority (Homebuyers Fund)	6.000		02/01/2049	5,352,445
4,560,000	CA Home Mtg. Finance Authority (Homebuyers Fund)	6.100		02/01/2046	4,536,014
40,000	CA Independent Cities Lease Finance Authority (Caritas Affordable Hsg.)	5.375		08/15/2040	34,324
4,000,000	CA Independent Cities Lease Finance Authority (Caritas)	5.200		08/15/2045	3,409,280
130,000	CA Independent Cities Lease Finance Authority (El Granada Mobile Home Park)	6.000		05/15/2034	125,607
500,000	CA Independent Cities Lease Finance Authority (San Juan Mobile Estates)	5.450		05/15/2026	461,145
F4 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

California Continued
$6,430,000	CA Infrastructure & Economic Devel. (Copia: The American Center for Wine, Food and the Arts)[1]	5.000%		12/01/2032	$2,997,859
4,885,000	CA Infrastructure & Economic Devel. (Copia: The American Center for Wine, Food and the Arts)	5.530	[2]	12/01/2026	468,178
3,620,000	CA Infrastructure & Economic Devel. (Copia: The American Center for Wine, Food and the Arts)	5.550	[2]	12/01/2027	328,768
25,250,000	CA Infrastructure & Economic Devel. (Copia: The American Center for Wine, Food and the Arts)	5.624	[2]	12/01/2032	2,040,958
26,275,000	CA Infrastructure & Economic Devel. (Copia: The American Center for Wine, Food and the Arts)	5.655	[2]	12/01/2037	1,861,058
110,000	CA Lee Lake Water District Community Facilities District No. 1 (Sycamore Creek)	6.000		09/01/2033	103,168
65,000	CA M-S-R Public Power Agency (San Juan)[1]	6.000		07/01/2022	68,836
10,000	CA Mobilehome Park Financing Authority (Palomar Estates East & West)	5.100		09/15/2023	9,131
2,100,000	CA Municipal Finance Authority (ECHS/AHEF/HK-8CS Obligated Group)[1]	5.250		06/01/2036	1,823,157
120,000	CA Pollution Control Financing Authority (Browning-Ferris Industries)[1]	5.800		12/01/2016	114,685
14,500,000	CA Pollution Control Financing Authority (Browning-Ferris Industries)[1]	6.875		11/01/2027	14,298,740
27,430,000	CA Pollution Control Financing Authority (Pacific Gas and Electric Company)[1]	4.750		12/01/2023	23,625,733
25,000,000	CA Pollution Control Financing Authority (Pacific Gas and Electric Company)[1]	4.750		12/01/2023	21,532,750
1,005,000	CA Pollution Control Financing Authority (Sacramento Biosolids Facility)	5.500		12/01/2024	881,264
185,000	CA Pollution Control Financing Authority (San Diego Gas & Electric Company)[1]	5.850		06/01/2021	184,989
1,015,000	CA Pollution Control Financing Authority (San Diego Gas & Electric Company)[1]	5.850		06/01/2021	1,015,558
5,000,000	CA Port of Oakland, Series K4	5.750		11/01/2015	5,055,650
5,000,000	CA Port of Oakland, Series K4	5.875		11/01/2017	5,045,975
20,500,000	CA Port of Oakland, Series L4	5.000		11/01/2032	18,451,333
9,720,000	CA Port of Oakland, Series N4	5.000		11/01/2022	9,206,687
25,000	CA Public Works (Dept. of Corrections)[1]	5.250		06/01/2028	25,171
100,000	CA Public Works (Dept. of General Services)[1]	5.000		12/01/2027	99,137
440,000	CA Public Works (State Universities)[1]	5.500		12/01/2018	440,427
12,000,000	CA Public Works (Various Community Colleges)[1]	5.625		03/01/2016	12,030,240
100,000	CA Public Works (Various State Universities)[1]	5.400		10/01/2022	102,155
115,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)	5.400		08/01/2035	112,664
F5 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

California Continued
$4,270,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)[1]	5.400%		12/01/2036	$4,188,870
9,490,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)	5.400		06/01/2048	9,249,808
4,740,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)	5.450		02/01/2048	4,560,449
23,190,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)	5.500		02/01/2043	22,896,878
3,900,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)	5.500		08/01/2047	3,820,284
485,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)	5.500		08/01/2047	445,356
13,900,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)	5.650		02/01/2049	12,545,028
8,890,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)[1]	5.700		02/01/2033	9,392,107
6,450,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)	5.700		08/01/2044	6,133,176
5,765,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)	5.750		02/01/2044	5,903,994
4,505,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)	5.750		02/01/2046	4,216,094
34,000,000	CA Silicon Valley Tobacco Securitization Authority	5.621	[2]	06/01/2036	3,769,920
21,465,000	CA Silicon Valley Tobacco Securitization Authority	5.680	[2]	06/01/2041	1,578,107
17,650,000	CA Silicon Valley Tobacco Securitization Authority	5.850	[2]	06/01/2047	741,830
165,000,000	CA Silicon Valley Tobacco Securitization Authority	6.300	[2]	06/01/2056	3,007,950
100,000,000	CA Silicon Valley Tobacco Securitization Authority	6.850	[2]	06/01/2056	1,525,000
150,000	CA Statewide CDA	5.000		09/02/2018	141,747
145,000	CA Statewide CDA	5.000		09/02/2019	135,210
245,000	CA Statewide CDA	5.125		09/02/2020	229,043
2,950,000	CA Statewide CDA[1]	5.125		09/02/2025	2,640,014
8,495,000	CA Statewide CDA[1]	5.200		09/02/2036	7,129,769
100,000	CA Statewide CDA	6.527	[2]	09/01/2028	25,277
75,000	CA Statewide CDA	6.625		09/01/2027	75,037
1,000,000	CA Statewide CDA	6.625		09/02/2038	1,003,540
50,000	CA Statewide CDA	6.750		09/01/2037	51,373
100,000	CA Statewide CDA	6.773	[2]	09/01/2034	16,024
15,000	CA Statewide CDA	7.000		07/01/2022	15,011
5,400,000	CA Statewide CDA (Berkeley Montessori School)[1]	7.250		10/01/2033	5,665,518
265,000	CA Statewide CDA (California Odd Fellow Hsg.)[1]	5.500		10/01/2023	265,109
820,000	CA Statewide CDA (Citrus Gardens Apartments)[1]	6.500		07/01/2032	816,490
1,385,000	CA Statewide CDA (Citrus Gardens Apartments)[1]	9.000		07/01/2032	1,310,515
F6 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

California Continued
$1,350,000	CA Statewide CDA (East Tabor Apartments)[1]	6.850%		08/20/2036	$1,445,634
50,000	CA Statewide CDA (Eastfield Ming Quong)[1]	5.500		06/01/2012	50,083
5,000,000	CA Statewide CDA (Fairfield Apartments)[1,5,6]	7.250		01/01/2035	2,244,900
4,180,000	CA Statewide CDA (Family House & Hsg. Foundation-Torrence I)[1]	7.000		04/20/2036	4,555,448
60,000	CA Statewide CDA (GP Steinbeck)	5.492	[2]	03/20/2022	26,584
1,000,000	CA Statewide CDA (Huntington Park Charter School)	5.250		07/01/2042	798,340
1,145,000	CA Statewide CDA (International School Peninsula)	5.000		11/01/2025	984,803
1,000,000	CA Statewide CDA (International School Peninsula)	5.000		11/01/2029	828,900
5,000,000	CA Statewide CDA (John F. Kennedy University)[1]	6.750		10/01/2033	4,884,150
100,000,000	CA Statewide CDA (Kaiser Permanente)[4]	2.650	[7]	04/01/2036	72,624,899
2,750,000	CA Statewide CDA (Live Oak School)[1]	6.750		10/01/2030	2,790,893
6,000,000	CA Statewide CDA (Marin Montessori School)[1]	7.000		10/01/2033	6,241,680
6,240,000	CA Statewide CDA (Mountain Shadows Community)[1]	5.000		07/01/2031	4,905,389
1,400,000	CA Statewide CDA (Napa Valley Hospice)[1]	7.000		01/01/2034	1,418,396
1,650,000	CA Statewide CDA (Notre Dame de Namur University)[1]	6.500		10/01/2023	1,628,715
1,635,000	CA Statewide CDA (Notre Dame de Namur University)[1]	6.625		10/01/2033	1,572,968
30,000	CA Statewide CDA (Quail Ridge Apartments)[1]	5.375		07/01/2032	27,158
1,405,000	CA Statewide CDA (Quail Ridge Apartments)[1]	6.500		07/01/2032	1,382,309
2,040,000	CA Statewide CDA (Quail Ridge Apartments)[1]	9.000		07/01/2032	1,903,320
425,000	CA Statewide CDA (Rio Bravo)[5]	6.500		12/01/2018	385,173
1,845,000	CA Statewide CDA (Sonoma Country Day School)[1]	6.000		01/01/2029	1,625,113
18,500,000	CA Statewide CDA (St. Josephs)	5.750		07/01/2047	18,992,655
220,000	CA Statewide CDA (Stonehaven Student Hsg.)	5.875		07/01/2032	197,175
15,000	CA Statewide CDA (Sutter Health Obligated Group)[1]	5.500		08/15/2034	15,129
450,000	CA Statewide CDA (Sycamore)[1]	6.000		03/20/2038	449,960
4,000,000	CA Statewide CDA (Turning Point)[1]	6.500		11/01/2031	4,030,480
1,000,000	CA Statewide CDA (Valleycare Health System)	5.125		07/15/2031	817,680
260,000	CA Statewide CDA COP (Children’s Hospital of Los Angeles)[1]	5.250		08/15/2029	236,891
165,000	CA Statewide CDA COP (Internext Group)[1]	5.375		04/01/2030	152,198
270,000	CA Statewide CDA Special Tax Community Facilities District No. 97	6.842	[2]	09/01/2022	121,284
9,690,000	CA Statewide CDA, Series A1	5.150		09/02/2037	8,050,064
8,005,000	CA Statewide CDA, Series B1	6.250		09/02/2037	7,709,135
45,175,000	CA Statewide Financing Authority Tobacco Settlement	6.375	[2]	06/01/2046	2,060,432
220,000,000	CA Statewide Financing Authority Tobacco Settlement	7.876	[2]	06/01/2055	3,564,000
5,000,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2037	4,537,900
11,745,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000		05/01/2043	10,597,279
F7 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

California Continued
$30,010,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000%	05/01/2043	$27,077,423
3,125,000	CA Valley Health System COP[1,5]	6.875	05/15/2023	2,293,125
35,000	CA Valley Health System, Series A8	6.500	05/15/2025	25,683
1,375,000	CA Valley Sanitation District[1]	5.200	09/02/2030	1,183,408
120,000	CA Veterans GO1	4.700	12/01/2012	120,077
25,000	CA Veterans GO, Series BP1	5.500	12/01/2026	24,999
165,000	CA Veterans GO, Series BR1	5.250	12/01/2026	159,705
3,000,000	CA Veterans GO, Series BX1	5.500	12/01/2031	3,004,440
25,000	CA Water Resource Devel. GO, Series S1	5.500	04/01/2009	25,069
100,000	CA Western Hills Water District Special Tax	5.000	09/01/2014	58,109
25,000	CA Western Hills Water District Special Tax	5.200	09/01/2019	14,451
25,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)	5.700	09/01/2011	14,620
105,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)	6.000	09/01/2024	60,593
4,495,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[1]	6.125	09/01/2031	2,590,738
290,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)	6.700	09/01/2020	167,620
90,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)	6.750	09/01/2022	51,980
3,645,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[1]	6.875	09/01/2031	2,102,181
10,000	CA William S. Hart Joint School Financing Authority[1]	5.600	09/01/2023	9,620
10,000	CA William S. Hart Union School District	6.000	09/01/2033	9,557
2,500,000	Calexico, CA Community Facilities District No. 2005-1 Special Tax (Hearthstone)[1]	5.500	09/01/2036	2,195,025
2,325,000	Calexico, CA Community Facilities District No. 2005-1 Special Tax (Hearthstone)[1]	5.550	09/01/2036	2,057,462
75,000	Campbell, CA (Civic Center) COP[1]	5.250	10/01/2028	75,485
25,000	Carlsbad, CA Improvement Bond Act 1915	5.500	09/02/2028	22,540
845,000	Carlsbad, CA Special Tax	6.150	09/01/2038	805,547
3,730,000	Carlsbad, CA Special Tax	6.200	09/01/2038	3,561,441
200,000	Carlsbad, CA Unified School District COP (Aviara Oaks Middle School)[1]	5.300	06/01/2022	200,304
1,320,000	Carson, CA Improvement Bond Act 1915[1]	7.375	09/02/2022	1,321,280
4,510,000	Castaic, CA Union School District Community Facilities District No. 92-1[1]	9.000	10/01/2019	4,531,468
50,000	Central CA Joint Powers Health Financing Authority COP (CHCC/FCHMC/SHF Obligated Group)[1]	6.000	02/01/2030	53,355
2,190,000	Chino, CA Community Facilities District Special Tax[1]	5.150	09/01/2036	1,745,452
F8 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

California Continued
$45,000	Chino, CA Community Facilities District Special Tax	5.950%	09/01/2033	$43,271
50,000	Chino, CA Community Facilities District Special Tax No. 10	6.850	09/01/2020	51,374
1,000,000	Chino, CA Community Facilities District Special Tax No. 2005-1	5.000	09/01/2023	852,390
1,625,000	Chino, CA Community Facilities District Special Tax No. 2005-1[1]	5.000	09/01/2027	1,330,583
2,175,000	Chowchilla, CA Community Facilities Sales Tax District[1]	5.000	09/01/2037	1,764,317
575,000	Chowchilla, CA Redevel. Agency[1]	5.000	08/01/2037	482,655
2,000,000	Chula Vista, CA Community Facilities District (Otay Ranch Village Seven)[1]	5.250	09/01/2026	1,764,320
1,665,000	Chula Vista, CA Community Facilities District (Otay Ranch Village Seven)[1]	5.350	09/01/2036	1,456,825
210,000	Chula Vista, CA Hsg. Authority (Oxford Terrace Apartments)	5.625	12/20/2042	194,290
6,065,000	Coalinga, CA Regional Medical Center COP	5.850	09/01/2043	5,781,522
2,100,000	Colton, CA Community Facilities District Special Tax[1]	7.500	09/01/2020	2,158,401
5,000	Contra Costa County, CA Public Financing Authority Tax Allocation	5.850	08/01/2033	4,425
1,000,000	Corona, CA Community Facilities District (Buchanan Street)	5.150	09/01/2036	843,050
1,975,000	Corona-Norco, CA Unified School District[1]	6.000	09/01/2037	1,847,810
1,000,000	Daly City, CA Hsg. Devel. Finance Agency (Third Tier Francsican)	6.500	12/15/2047	876,710
3,280,000	East Palo Alto, CA Redevel. Agency Tax Allocation (University Circle Gateway)[1]	6.625	10/01/2029	3,491,494
200,000	Eastern CA Municipal Water District Community Facilities Special Tax	5.000	09/01/2030	167,434
340,000	Eastern CA Municipal Water District Community Facilities Special Tax	5.000	09/01/2037	275,801
200,000	Eastern CA Municipal Water District Community Facilities Special Tax	5.100	09/01/2037	164,848
3,740,000	Eastern CA Municipal Water District Community acilities Special Tax[1]	5.250	09/01/2035	3,129,108
1,500,000	Eastern CA Municipal Water District Community Facilities Special Tax (Crown Valley Village)[1]	5.625	09/01/2034	1,350,765
425,000	Eastern CA Municipal Water District Community Facilities Special Tax No. 2003-25	5.000	09/01/2036	354,828
20,000	Eastern CA Municipal Water District Community Facilities Special Tax No. 2004-26	5.000	09/01/2025	17,540
525,000	Eastern CA Municipal Water District Improvement Bond Act 1915	5.200	09/01/2036	452,125
1,725,000	Eastern CA Municipal Water District Improvement Bond Act 1915[1]	5.500	09/02/2035	1,519,328
F9 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

California Continued
$1,205,000	Eastern CA Municipal Water District Improvement Bond Act 1915 (Faircrest)[1]	5.250%	09/01/2036	$1,045,663
4,000,000	El Dorado County, CA Special Tax[1]	5.250	09/01/2035	3,395,680
1,900,000	El Dorado County, CA Special Tax[1]	5.350	09/01/2035	1,637,154
5,750,000	Elk Grove, CA Special Tax Community Facilities District No. 2005-1X1	5.200	09/01/2027	3,321,200
28,770,000	Elk Grove, CA Special Tax Community Facilities District No. 2005-1X1	5.250	09/01/2037	16,532,681
25,000	Etiwanda, CA School District Special Tax	5.400	09/01/2035	21,701
10,300,000	Etiwanda, CA School District Special Tax Community Facilities District No. 2004-2[1]	6.000	09/01/2037	9,726,290
6,000,000	Fairfield, CA Community Facilities District Special Tax (Fairfield Commons)	6.875	09/01/2038	5,963,280
700,000	Farmersville, CA Unified School District COP[1]	5.000	08/01/2026	642,341
100,000	Fillmore, CA Public Financing (Central City Redevel.)	5.500	06/01/2031	90,317
5,000,000	Fillmore, CA Redevel. Agency Tax Allocation[1]	5.375	05/01/2031	4,497,250
1,000,000	Folsom, CA Special Tax Community Facilities District No. 10[1]	6.300	09/01/2012	1,037,570
5,230,000	Folsom, CA Special Tax Community Facilities District No. 10[1]	6.875	09/01/2019	5,369,275
2,615,000	Folsom, CA Special Tax Community Facilities District No. 31[1]	5.000	09/01/2026	2,219,690
9,050,000	Folsom, CA Special Tax Community Facilities District No. 31[1]	5.000	09/01/2036	7,292,671
10,000	Fontana, CA Redevel. Agency (Jurupa Hills)[1]	5.500	10/01/2027	10,052
20,000	Fremont, CA Community Facilities District (Pacific Commons)	6.250	09/01/2026	20,140
50,000	Garden Grove, CA Hsg. Authority (Multifamily Hsg.)[1]	6.700	07/01/2024	50,088
10,000	Garden Grove, CA Hsg. Authority (Stuart Drive-Rose Garden)	6.700	01/01/2025	9,518
1,675,000	Hawthorne, CA Community Redevel. Agency Special Tax[1]	7.200	10/01/2025	1,726,774
1,180,000	Hawthorne, CA Community Redevel. Agency Special Tax[1]	7.200	10/01/2025	1,216,474
1,165,000	Heber, CA Public Utilities District (Heber Meadows)	5.300	09/01/2035	996,413
1,020,000	Hemet, CA Unified School District	5.100	09/01/2030	865,898
785,000	Hemet, CA Unified School District	5.125	09/01/2036	651,252
1,285,000	Hemet, CA Unified School District[1]	5.125	09/01/2037	1,063,338
1,505,000	Hemet, CA Unified School District[1]	5.250	09/01/2035	1,346,433
1,155,000	Hemet, CA Unified School District Community Facilities District No. 2005-3[1]	5.375	09/01/2026	1,034,279
5,835,000	Hemet, CA Unified School District Community Facilities District No. 2005-3	5.750	09/01/2039	5,302,381
60,000	Hemet, CA Unified School District Community Facilities District Special Tax	5.625	09/01/2035	53,873
F10 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

California Continued
$40,000	Hesperia, CA Improvement Bond Act 1915	8.500%		09/02/2024	$41,262
1,370,000	Hesperia, CA Public Financing Authority, Tranche A1	6.250		09/01/2035	1,349,683
3,375,000	Hesperia, CA Public Financing Authority, Tranche B1	6.250		09/01/2035	3,324,949
3,355,000	Hesperia, CA Public Financing Authority, Tranche C1	6.250		09/01/2035	3,305,245
1,070,000	Hesperia, CA Unified School District	5.000		09/01/2030	895,772
1,710,000	Hesperia, CA Unified School District[1]	5.000		09/01/2037	1,387,118
50,000	Hesperia, CA Unified School District	5.200		09/01/2035	42,128
1,520,000	Imperial County, CA Community Facilities District No. 2004-2 Special Tax[1]	5.900		09/01/2037	1,415,439
2,000,000	Imperial County, CA Community Facilities District No. 2004-2 Special Tax[1]	6.000		09/01/2037	1,871,200
5,000	Imperial County, CA COP[1]	6.000		09/01/2009	5,013
870,000	Imperial County, CA Special Tax	5.000		09/01/2026	744,294
1,070,000	Imperial County, CA Special Tax	5.000		09/01/2037	867,963
3,385,000	Imperial County, CA Special Tax[1]	5.000		09/01/2037	2,745,844
295,000	Imperial County, CA Special Tax	5.000		09/01/2037	239,298
1,550,000	Imperial County, CA Special Tax[1]	5.100		09/01/2037	1,277,572
3,710,000	Imperial County, CA Special Tax[1]	5.125		09/01/2037	3,070,025
2,445,000	Indio, CA Community Facilities District Special Tax[1]	5.200		09/01/2027	2,179,766
2,215,000	Indio, CA Community Facilities District Special Tax[1]	5.250		09/01/2027	1,944,216
2,520,000	Indio, CA Community Facilities District Special Tax[1]	5.250		09/01/2036	2,186,780
4,095,000	Indio, CA Community Facilities District Special Tax[1]	5.250		09/01/2036	3,463,346
295,000	Indio, CA Community Facilities District Special Tax (Sonora Wells)	5.000		09/01/2020	272,633
310,000	Indio, CA Community Facilities District Special Tax (Sonora Wells)	5.000		09/01/2021	281,765
645,000	Indio, CA Community Facilities District Special Tax (Sonora Wells)	5.050		09/01/2026	555,242
2,885,000	Indio, CA Community Facilities District Special Tax (Sonora Wells)[1]	5.125		09/01/2036	2,393,454
25,000	Indio, CA Improvement Bond Act 1915 Assessment District No. 2002-2	6.125		09/02/2027	24,462
2,000,000	Indio, CA Improvement Bond Act 1915 Assessment District No. 2003-03[1]	6.125		09/02/2029	1,952,500
25,000	Indio, CA Improvement Bond Act 1915 Assessment District No. 2003-5 (Sunburst)	5.875		09/02/2029	23,615
2,820,000	Indio, CA Improvement Bond Act 1915 Assessment District No. 2004-03[1]	5.500		09/02/2030	2,617,637
2,000,000	Indio, CA Public Financing Authority[1]	6.100		09/02/2029	1,945,580
305,000	Industry, CA COP[1]	5.300		08/01/2019	314,675
354,105,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	8.000	[2]	06/01/2057	5,934,800
F11 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

California Continued
$3,250,000	Ione, CA Special Tax Community Facilities District 2005-2-A1	6.000%	09/01/2036	$3,071,218
10,000	Irvine, CA Improvement Bond Act 1915	5.625	09/02/2024	9,742
30,000	Jurupa, CA Community Services District Special Tax	5.000	09/01/2036	24,405
1,000,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 17	5.200	09/01/2036	839,300
2,500,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 24	6.625	09/01/2038	2,483,050
5,000	King, CA Community Devel. Agency Tax Allocation (King City Redevel.)	6.400	09/01/2009	5,014
50,000	King, CA Community Devel. Agency Tax Allocation (King City Redevel.)	6.750	09/01/2016	50,049
30,000	Kingsburg, CA Public Financing Authority	8.000	09/15/2021	30,044
4,040,000	La Puente, CA Community Devel. Commission (La Puente Redevel.)[1]	6.875	08/01/2037	3,737,323
5,000,000	La Verne, CA COP (Bethren Hillcrest Homes)[1]	5.600	02/15/2033	4,296,450
4,500,000	La Verne, CA COP (Bethren Hillcrest Homes)[1]	6.625	02/15/2025	4,546,080
840,000	Lake Berryessa, CA Resort Improvement District	5.250	09/02/2017	810,844
1,440,000	Lake Berryessa, CA Resort Improvement District[1]	5.500	09/02/2027	1,303,402
2,425,000	Lake Berryessa, CA Resort Improvement District[1]	5.550	09/02/2037	2,142,463
2,020,000	Lake Elsinore, CA Community Facilities District No. 2006-2 Special Tax (Viscaya)[1]	5.400	09/01/2036	1,747,502
2,345,000	Lake Elsinore, CA Public Financing Authority	6.875	09/01/2038	2,355,412
5,575,000	Lake Elsinore, CA Special Tax[1]	5.150	09/01/2036	4,599,598
980,000	Lake Elsinore, CA Special Tax	5.200	09/01/2026	887,625
920,000	Lake Elsinore, CA Special Tax	5.200	09/01/2026	833,281
2,800,000	Lake Elsinore, CA Special Tax[1]	5.250	09/01/2037	2,458,764
1,150,000	Lake Elsinore, CA Special Tax[1]	5.350	09/01/2036	1,026,939
1,210,000	Lake Elsinore, CA Special Tax[1]	5.350	09/01/2036	1,080,518
2,000,000	Lake Elsinore, CA Special Tax[1]	5.450	09/01/2036	1,743,100
1,170,000	Lake Elsinore, CA Unified School District	5.000	09/01/2037	940,025
1,220,000	Lake Elsinore, CA Unified School District[1]	5.350	09/01/2035	1,051,225
3,430,000	Lake Elsinore, CA Unified School District[1]	5.350	09/01/2035	2,955,494
1,435,000	Lake Elsinore, CA Unified School District[1]	5.400	09/01/2035	1,294,714
1,100,000	Lake Elsinore, CA Unified School District Community Facilities District Special Tax No. 2006-6[1]	5.900	09/01/2037	1,014,860
10,000	Lathrop, CA Financing Authority (Water Supply)[1]	5.700	06/01/2019	9,756
1,800,000	Lathrop, CA Financing Authority (Water Supply)[1]	6.000	06/01/2035	1,782,054
3,430,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village)[1]	5.100	09/02/2035	2,846,214
50,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village)	6.000	09/02/2022	49,228
F12 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

California Continued
$20,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village)	6.125%		09/02/2028	$19,536
50,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village)	6.125		09/02/2033	48,473
4,475,000	Lathrop, CA Special Tax Community Facilities District No. 03-2[1]	7.000		09/01/2033	4,652,747
475,000	Lathrop, CA Special Tax Community Facilities District No. 06-1	5.000		09/01/2015	409,564
445,000	Lathrop, CA Special Tax Community Facilities District No. 06-1	5.000		09/01/2016	375,918
670,000	Lathrop, CA Special Tax Community Facilities District No. 06-1	5.125		09/01/2017	560,435
800,000	Lathrop, CA Special Tax Community Facilities District No. 06-1	5.125		09/01/2018	657,056
1,015,000	Lathrop, CA Special Tax Community Facilities District No. 06-1	5.200		09/01/2019	824,424
505,000	Lathrop, CA Special Tax Community Facilities District No. 06-1	5.250		09/01/2021	398,607
5,680,000	Lathrop, CA Special Tax Community Facilities District No. 06-1[1]	5.300		09/01/2026	4,246,425
32,305,000	Lathrop, CA Special Tax Community Facilities District No. 06-1[1]	5.375		09/01/2036	22,643,544
635,000	Lincoln, CA Special Tax	5.000		09/01/2026	536,607
1,315,000	Lincoln, CA Special Tax[1]	5.000		09/01/2036	1,065,400
60,000,000	Long Beach, CA Bond Finance Authority Natural Gas[4]	3.343	[7]	11/15/2033	44,250,000
52,500,000	Long Beach, CA Bond Finance Authority Natural Gas[4]	5.500		11/15/2037	48,286,613
130,000	Los Angeles, CA Community Redevel. Agency (Angelus Plaza)[1]	6.400		07/01/2023	130,930
1,575,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)[1]	5.000		12/01/2026	1,402,774
17,585,000	Los Angeles, CA Harbor Dept., Series A4	5.000		08/01/2025	16,815,572
18,495,000	Los Angeles, CA Harbor Dept., Series A4	5.000		08/01/2026	17,796,200
1,500,000	Los Angeles, CA IDA (Santee Court Parking Facility)[1]	5.000		12/01/2020	1,373,520
1,100,000	Los Angeles, CA IDA (Santee Court Parking Facility)	5.000		12/01/2027	937,519
5,230,000	Los Angeles, CA Multifamily Hsg. (Park Plaza West)	5.500		01/20/2043	4,915,782
35,000	Los Angeles, CA Regional Airports Improvement Corp. (United Airlines)[5,6]	8.800		11/15/2021	17,905
9,500,000	Los Angeles, CA Water & Power System[4]	5.000		07/01/2024	9,538,428
25,000	Los Banos, CA COP[8]	6.000		12/01/2019	25,001
1,605,000	Los Banos, CA Redevel. Agency Tax Allocation[1]	5.000		09/01/2036	1,413,893
135,000	Madera County, CA COP (Valley Children’s Hospital)[1]	5.750		03/15/2028	135,223
925,000	Madera, CA Special Tax	5.000		09/01/2036	752,488
F13 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

California Continued
$10,000	Manteca, CA Unified School District Special Tax Community Facilities District No. 89	5.400%	09/01/2023	$9,237
1,000,000	Maywood, CA Community Devel. Commission (Maywood Redevel.)[1]	5.000	08/01/2037	839,400
100,000	Mendocino Coast, CA Healthcare District[1]	5.875	02/01/2020	100,090
1,375,000	Mendota, CA Joint Powers Financing Authority Wastewater[1]	5.150	07/01/2035	1,150,270
610,000	Menifee, CA Union School District Special Tax	5.000	09/01/2026	521,861
3,520,000	Menifee, CA Union School District Special Tax[1]	5.000	09/01/2036	2,863,520
915,000	Menifee, CA Union School District Special Tax	5.200	09/01/2030	787,513
400,000	Menifee, CA Union School District Special Tax	5.200	09/01/2035	337,020
500,000	Menifee, CA Union School District Special Tax	5.250	09/01/2035	424,460
1,010,000	Menifee, CA Union School District Special Tax	5.250	09/01/2036	854,208
690,000	Menifee, CA Union School District Special Tax	5.500	09/01/2034	609,705
385,000	Menifee, CA Union School District Special Tax	5.500	09/01/2034	340,198
13,000,000	Merced, CA Irrigation District[1]	5.250	09/01/2036	12,591,410
2,930,000	Merced, CA Special Tax[1]	5.000	09/01/2036	2,301,662
500,000	Merced, CA Special Tax	5.100	09/01/2035	414,905
50,000	Modesto, CA Health Facility (Sutter Health/Alta Bates Medical Center/Berkeley Long-Term Care Company Obligated Group)[1]	5.250	06/01/2021	50,575
430,000	Modesto, CA Irrigation District COP[1]	5.300	07/01/2022	430,654
15,000	Modesto, CA Multifamily Hsg. (Valley Oak)[1]	5.450	05/01/2028	15,123
3,000,000	Modesto, CA Special Tax Community Facilities District No. 4[1]	5.150	09/01/2036	2,498,550
105,000	Moorpark, CA Mobile Home Park (Villa Del Arroyo)	6.300	05/15/2030	103,460
1,250,000	Moreno Valley, CA Special Tax Community Facilities District No. 5	5.000	09/01/2037	1,013,975
1,475,000	Moreno Valley, CA Unified School District Community Facilities District[1]	5.150	09/01/2035	1,233,366
680,000	Moreno Valley, CA Unified School District Community Facilities District	5.200	09/01/2036	570,724
2,000,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax[1]	5.000	09/01/2037	1,622,360
750,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax No. 2004-3	5.000	09/01/2037	608,385
100,000	Mountain View, CA Los Altos Union High School District COP	5.250	08/01/2040	100,073
10,000	Murrieta, CA Community Facilities District Special Tax (Bluestone)	6.300	09/01/2031	9,974
700,000	Murrieta, CA Community Facilities District Special Tax (Bremerton)	5.625	09/01/2034	650,370
F14 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

California Continued
$1,810,000	Murrieta, CA Community Facilities District Special Tax (Creekside Village)[1]	5.200%		09/01/2035	$1,525,016
240,000	Murrieta, CA Community Facilities District Special Tax (Meadowlane/Amberwalk)	5.125		09/01/2035	199,918
875,000	Murrieta, CA Community Facilities District Special Tax (Murrieta Fields)	5.250		09/01/2035	742,805
25,000	Murrieta, CA Community Facilities District Special Tax (Murrieta Springs)	5.375		09/01/2029	21,938
2,500,000	Murrieta, CA Community Facilities District Special Tax (Murrieta Springs)[1]	5.500		09/01/2034	2,189,150
35,000	Murrieta, CA Valley Unified School District Special Tax	5.250		09/01/2037	29,534
370,000	Murrieta, CA Valley Unified School District Special Tax	5.375		09/01/2026	331,328
1,355,000	Murrieta, CA Valley Unified School District Special Tax	5.450		09/01/2038	1,176,763
25,000	Murrieta, CA Water Public Financing Authority	6.600		10/01/2016	25,044
20,000,000	Northern CA Gas Authority[4]	1.758	[7]	07/01/2019	15,800,000
1,000,000	Northern CA Gas Authority[4]	2.470	[7]	07/01/2017	810,000
25,000,000	Northern CA Gas Authority[4]	2.590	[7]	07/01/2027	17,875,009
40,000	Northern CA Gas Authority[8]	2.470	[7]	07/01/2017	32,400
30,000,000	Northern CA Gas Authority[8]	2.590	[7]	07/01/2027	21,450,000
23,675,000	Northern CA Tobacco Securitization Authority (TASC)	5.500		06/01/2045	18,695,201
157,335,000	Northern CA Tobacco Securitization Authority (TASC)	6.700	[2]	06/01/2045	6,641,110
10,000	Oakdale, CA Public Financing Authority Tax Allocation (Central City Redevel.)	6.100		06/01/2027	9,753
900,000	Oakley, CA Public Finance Authority	5.200		09/02/2026	815,157
4,445,000	Oakley, CA Public Finance Authority[1]	5.250		09/02/2036	3,857,193
3,235,000	Olivehurst, CA Public Utilities District (Plumas Lake Community Facilities District)	7.625		09/01/2038	3,199,674
30,000	Oxnard, CA School District[1]	5.000		08/01/2031	29,398
1,555,000	Palm Desert, CA Financing Authority	5.000	[2]	08/01/2014	1,175,145
440,000	Palm Desert, CA Financing Authority	5.050	[2]	08/01/2015	313,425
390,000	Palm Desert, CA Financing Authority	5.100	[2]	08/01/2016	261,791
230,000	Palm Desert, CA Financing Authority	5.650	[2]	04/01/2018	136,116
1,020,000	Palm Desert, CA Financing Authority	5.650	[2]	08/01/2018	592,712
265,000	Palm Desert, CA Financing Authority	5.750	[2]	04/01/2019	144,950
1,165,000	Palm Desert, CA Financing Authority	5.750	[2]	08/01/2019	625,139
305,000	Palm Desert, CA Financing Authority	5.850	[2]	04/01/2020	155,764
1,310,000	Palm Desert, CA Financing Authority	5.850	[2]	08/01/2020	656,310
340,000	Palm Desert, CA Financing Authority	5.950	[2]	04/01/2021	157,083
1,450,000	Palm Desert, CA Financing Authority	5.950	[2]	08/01/2021	656,430
380,000	Palm Desert, CA Financing Authority	6.000	[2]	04/01/2022	160,858
1,605,000	Palm Desert, CA Financing Authority	6.000	[2]	08/01/2022	665,321
F15 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

California Continued
$395,000	Palm Desert, CA Financing Authority	6.010%[2]		04/01/2023	$155,239
1,755,000	Palm Desert, CA Financing Authority	6.010	[2]	08/01/2023	675,254
410,000	Palm Desert, CA Financing Authority	6.020	[2]	04/01/2024	150,281
1,910,000	Palm Desert, CA Financing Authority	6.020	[2]	08/01/2024	685,289
430,000	Palm Desert, CA Financing Authority	6.030	[2]	04/01/2025	146,643
2,070,000	Palm Desert, CA Financing Authority	6.030	[2]	08/01/2025	690,904
445,000	Palm Desert, CA Financing Authority	6.040	[2]	04/01/2026	141,301
2,235,000	Palm Desert, CA Financing Authority	6.040	[2]	08/01/2026	694,482
465,000	Palm Desert, CA Financing Authority	6.050	[2]	04/01/2027	137,375
1,400,000	Palm Desert, CA Financing Authority	6.050	[2]	08/01/2027	404,684
480,000	Palm Desert, CA Financing Authority	6.060	[2]	04/01/2028	131,832
1,415,000	Palm Desert, CA Financing Authority	6.060	[2]	08/01/2028	380,211
500,000	Palm Desert, CA Financing Authority	6.070	[2]	04/01/2029	128,075
1,370,000	Palm Desert, CA Financing Authority	6.070	[2]	08/01/2029	343,308
520,000	Palm Desert, CA Financing Authority	6.080	[2]	04/01/2030	123,921
1,430,000	Palm Desert, CA Financing Authority	6.080	[2]	08/01/2030	333,347
540,000	Palm Desert, CA Financing Authority	6.090	[2]	04/01/2031	119,918
1,495,000	Palm Desert, CA Financing Authority	6.090	[2]	08/01/2031	324,729
560,000	Palm Desert, CA Financing Authority	6.100	[2]	04/01/2032	117,174
1,560,000	Palm Desert, CA Financing Authority	6.100	[2]	08/01/2032	319,301
580,000	Palm Desert, CA Financing Authority	6.100	[2]	04/01/2033	113,059
1,625,000	Palm Desert, CA Financing Authority	6.100	[2]	08/01/2033	309,839
590,000	Palm Desert, CA Financing Authority	6.100	[2]	04/01/2034	107,899
1,705,000	Palm Desert, CA Financing Authority	6.100	[2]	08/01/2034	305,007
2,075,000	Palm Desert, CA Financing Authority	6.100	[2]	08/01/2035	345,612
5,000,000	Palm Desert, CA Improvement Bond Act 1915[1]	5.100		09/02/2037	4,172,350
3,000,000	Palm Desert, CA Special Tax Community Facilities District No. 2005-1[1]	5.150		09/01/2027	2,600,400
9,000,000	Palm Desert, CA Special Tax Community Facilities District No. 2005-1[1]	5.200		09/01/2037	7,535,700
2,335,000	Palm Desert, CA Special Tax Community Facilities District No. 2005-1-A1	5.250		09/01/2026	2,059,844
6,000,000	Palm Desert, CA Special Tax Community Facilities District No. 2005-1-A1	5.450		09/01/2032	5,301,000
8,000,000	Palm Desert, CA Special Tax Community Facilities District No. 2005-1-A1	5.500		09/01/2036	7,024,080
220,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)	5.450		07/01/2020	202,385
2,460,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)[1]	5.550		07/01/2028	2,079,955
F16 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

California Continued
$250,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)	6.400%	07/01/2023	$235,988
525,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)	6.500	07/01/2027	490,691
10,000	Palm Springs, CA Improvement Bond Act 1915	5.550	09/02/2023	9,527
100,000	Palmdale, CA Community Facilities District Special Tax	5.400	09/01/2035	75,527
6,460,000	Palmdale, CA Community Facilities District Special Tax[1]	6.125	09/01/2037	6,096,754
5,690,000	Palmdale, CA Community Facilities District Special Tax[1]	6.250	09/01/2035	5,605,617
20,000	Palo Alto, CA Improvement Bond Act 1915 (University Ave. Area)[1]	5.750	09/02/2022	19,724
1,390,000	Perris, CA Community Facilities District Special Tax[1]	5.300	09/01/2035	1,188,853
2,085,000	Perris, CA Community Facilities District Special Tax (Amber Oaks)[1]	6.000	09/01/2034	2,040,506
2,500,000	Perris, CA Community Facilities District Special Tax (Chaparral Ridge)[1]	6.250	09/01/2033	2,470,200
2,115,000	Perris, CA Community Facilities District Special Tax (Harmony Grove)[1]	5.300	09/01/2035	1,808,938
10,000	Perris, CA Community Facilities District Special Tax (May Farms)	5.100	09/01/2030	8,912
120,000	Perris, CA Community Facilities District Special Tax (May Farms)	5.150	09/01/2035	105,048
1,310,000	Perris, CA Community Facilities District Special Tax, Series A1	5.750	09/01/2035	1,253,696
3,605,000	Perris, CA Community Facilities District Special Tax, Series B1	6.000	09/01/2034	3,420,821
140,000	Perris, CA Public Financing Authority	5.000	09/01/2017	132,786
85,000	Perris, CA Public Financing Authority	5.100	09/01/2018	80,582
4,350,000	Perris, CA Public Financing Authority[1]	5.350	10/01/2036	3,883,854
10,000	Perris, CA Public Financing Authority, Series A	6.000	09/01/2023	10,077
80,000	Perris, CA Public Financing Authority, Series A	6.125	09/01/2034	80,425
1,250,000	Perris, CA Public Financing Authority, Series A1	6.250	09/01/2033	1,267,375
2,080,000	Perris, CA Public Financing Authority, Series A	6.600	09/01/2038	2,099,760
2,035,000	Perris, CA Public Financing Authority, Series C	6.200	09/01/2038	1,966,359
870,000	Perris, CA Public Financing Authority, Series D	5.500	09/01/2024	786,758
8,800,000	Perris, CA Public Financing Authority, Series D	5.800	09/01/2038	7,868,256
95,000	Pittsburg, CA Infrastructure Financing Authority, Series A1	5.600	09/02/2024	93,659
25,000	Pleasant Hill, CA Community Facilities District Special Tax	6.000	09/01/2032	23,823
1,260,000	Plumas, CA Elementary School District Community Facilities District No. 2[1]	5.625	06/01/2037	1,126,818
1,220,000	Plumas, CA Elementary School District COP[1]	5.200	06/01/2027	1,137,345
2,620,000	Plumas, CA Elementary School District COP[1]	5.250	06/01/2037	2,370,052
500,000	Pomona, CA (Single Family Mtg.), Series B1	7.500	08/01/2023	635,230
F17 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

California Continued
$860,000	Pomona, CA Public Financing Authority[1]	5.000%		02/01/2026	$781,035
50,000	Pomona, CA Unified School District[1]	6.150		08/01/2030	54,369
8,500,000	Poway, CA Unified School District Special Tax Community Facilities District No. 14[1]	5.250		09/01/2036	7,121,725
15,485,000	Poway, CA Unified School District Special Tax Community Facilities District No. 14[1]	5.250		09/01/2036	12,974,107
3,000,000	Ramona, CA Unified School District COP[1]	0.000	[3]	05/01/2032	2,421,180
2,000,000	Rancho Cordova, CA Community Facilities District Special Tax (Sunridge Anatolia)[1]	6.000		09/01/2028	1,919,940
25,000	Rancho Cordova, CA Community Facilities District Special Tax (Sunridge Anatolia)	6.000		09/01/2033	23,773
20,000	Rancho Cordova, CA Community Facilities District Special Tax (Sunridge Anatolia)	6.100		09/01/2037	19,199
600,000	Rancho Cucamonga, CA Community Facilities District Special Tax (Amador)	5.000		09/01/2027	510,216
1,260,000	Rancho Cucamonga, CA Community Facilities District Special Tax (Amador)[1]	5.000		09/01/2037	1,022,087
13,585,000	Rancho Cucamonga, CA Community Facilities District Special Tax (Etiwanda)[1]	5.375		09/01/2036	11,708,640
570,000	Rancho Cucamonga, CA Community Facilities District Special Tax (Vintners)	5.000		09/01/2027	484,705
1,120,000	Rancho Cucamonga, CA Community Facilities District Special Tax (Vintners)	5.000		09/01/2037	908,522
2,400,000	Rancho Cucamonga, CA Community Facilities District Special Tax (Vintners)[1]	5.375		09/01/2036	2,068,512
20,000	Rancho Santa Fe, CA Community Services District Special Tax	6.600		09/01/2023	20,293
2,320,000	Redding, CA Electric System COP RIBS	9.665	[9]	07/08/2022	3,154,829
10,000	Redding, CA Improvement Bond Act 1915 (Tierra Oaks Assesment District 1993-1)	7.000		09/02/2012	9,706
490,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.250		09/01/2026	432,258
1,470,000	Rialto, CA Special Tax Community Facilities District No. 2006-1[1]	5.350		09/01/2036	1,269,007
25,000	Richgrove, CA School District	6.375		07/01/2018	25,051
2,660,000	Richmond, CA Joint Powers Financing Authority (Westridge Hilltop Apartments)[1]	5.000		12/15/2026	2,329,841
2,165,000	Richmond, CA Joint Powers Financing Authority (Westridge Hilltop Apartments)[1]	5.000		12/15/2033	1,799,981
5,780,000	Rio Vista, CA Community Facilities District Special Tax No. 1[1]	5.125		09/01/2036	4,750,235
3,000,000	Rio Vista, CA Community Facilities District Special Tax No. 2004-1[1]	5.850		09/01/2035	2,681,370
F18 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

California Continued
$5,000,000	Rio, CA Elementary School District[1]	5.200%	09/01/2035	$4,350,500
15,445,000	River Islands, CA Public Financing Authority[1]	5.200	09/01/2037	12,932,099
100,000	River Islands, CA Public Financing Authority	6.000	09/01/2027	96,207
25,000	River Islands, CA Public Financing Authority	6.000	09/01/2035	23,674
700,000	Riverbank, CA Redevel. Agency (Riverbank Reinvestment)[1]	5.000	08/01/2032	607,971
890,000	Riverbank, CA Redevel. Agency (Riverbank Reinvestment)[1]	5.000	08/01/2037	757,070
25,000	Riverside County, CA Community Facilities District Special Tax	5.600	09/01/2019	24,540
11,585,000	Riverside County, CA Community Facilities Districts (Scott Road)	7.250	09/01/2038	10,527,637
1,500,000	Riverside, CA Improvement Bond Act 1915 (Hunter Park Assessment District)[1]	5.200	09/02/2036	1,258,935
295,000	Riverside, CA Improvement Bond Act 1915 (Sycamore Canyon Assessment District)	8.500	09/02/2012	295,926
1,000,000	Riverside, CA Special Tax Community Facilities District No. 92-1, Series A	5.300	09/01/2034	886,070
1,000,000	Riverside, CA Unified School District	5.250	09/01/2035	864,920
1,535,000	Riverside, CA Unified School District[1]	5.250	09/01/2035	1,303,092
25,000	Riverside, CA Unified School District	5.500	09/01/2032	22,240
25,000	Romoland, CA School District Special Tax	5.250	09/01/2035	21,223
2,000,000	Romoland, CA School District Special Tax	5.375	09/01/2038	1,717,100
7,745,000	Roseville, CA Special Tax[1]	5.050	09/01/2030	6,225,354
1,115,000	Roseville, CA Special Tax (Diamond Creek)	5.000	09/01/2026	811,988
4,850,000	Roseville, CA Special Tax (Diamond Creek)[1]	5.000	09/01/2037	3,242,371
2,880,000	Roseville, CA Special Tax (Fiddyment Ranch)[1]	5.250	09/01/2036	2,313,130
3,445,000	Roseville, CA Special Tax (Stone Point)[1]	5.250	09/01/2036	2,929,318
2,800,000	Roseville, CA Special Tax (Westpark)[1]	5.200	09/01/2036	2,269,960
4,040,000	Sacramento County, CA Special Tax Community Facilities District No. 05-2[1]	6.000	09/01/2037	3,814,972
75,000	Sacramento, CA Health Facility (Center for Aids Research Education and Services)[1]	5.300	01/01/2024	75,200
12,580,000	Sacramento, CA Hsg. Authority (Northpointe Park Apartments)[4]	5.000	06/01/2037	12,169,137
2,010,000	Sacramento, CA Hsg. Authority (Summerfield)	5.000	01/20/2048	1,664,963
15,000	Sacramento, CA Special Tax (North Natomas Community Facilities)	6.000	09/01/2033	14,893
10,000,000	Sacramento, CA Special Tax Community Facilities No. 05-1 (College Square)	5.900	09/01/2037	9,226,000
50,000	Salinas, CA Redevel. Agency Tax Allocation (Central City Revitalization)[1]	5.500	11/01/2023	50,271
20,000	San Bernardino County, CA COP (Medical Center Financing)[1]	5.500	08/01/2019	20,014
F19 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

California Continued
$165,000	San Bernardino County, CA COP (Medical Center Financing)[1]	5.500%		08/01/2024	$165,279
1,515,000	San Bernardino County, CA Redevel. Agency Tax Allocation (San Sevaine Redevel.)[1]	5.000		09/01/2025	1,393,891
150,000	San Bernardino, CA Joint Powers Financing Authority (California Dept. of Transportation Lease)[1]	5.500		12/01/2020	150,350
1,850,000	San Bernardino, CA Joint Powers Financing Authority (Tax Allocation)[1]	6.625		04/01/2026	1,898,674
1,410,000	San Bernardino, CA Mountains Community Hospital District COP[8]	5.000		02/01/2027	1,120,569
3,235,000	San Bernardino, CA Mountains Community Hospital District COP[8]	5.000		02/01/2037	2,358,380
1,225,000	San Diego County, CA COP[1]	5.700		02/01/2028	1,108,650
3,750,000	San Diego County, CA COP (Developmental Service Foundation)[1]	5.500		09/01/2027	3,598,013
6,645,000	San Diego County, CA Redevel. Agency (Gillespie Field)[1]	5.750		12/01/2032	6,196,396
3,000,000	San Diego, CA Certificates (Water Utility Fund)[1]	5.200		08/01/2024	3,034,380
140,000	San Diego, CA Hsg. Authority (Park Crest Properties)	5.450		08/20/2040	128,719
25,000	San Diego, CA Improvement Bond Act 1915	6.200		09/02/2033	24,516
50,000	San Diego, CA Public Facilities Financing Authority[1]	5.000		05/15/2025	49,050
15,000	San Diego, CA Public Facilities Financing Authority[1]	5.000		05/15/2029	14,147
50,000	San Diego, CA Public Facilities Financing Authority[1]	5.250		05/15/2027	49,175
100,000	San Diego, CA Public Facilities Financing Authority	5.250		05/15/2027	100,030
15,000	San Diego, CA Public Facilities Financing Authority	5.250		05/15/2027	15,005
35,000	San Diego, CA Public Facilities Financing Authority, Series B1	5.000		05/15/2029	33,011
2,815,000	San Diego, CA Sewer, Series A1	5.250		05/15/2020	2,830,257
9,780,000	San Diego, CA Unified School District[4]	5.250		07/01/2023	10,694,039
55,000	San Francisco, CA City & County Airports Commission[1]	5.000		05/01/2020	53,896
15,000	San Francisco, CA City & County Airports Commission[1]	5.000		05/01/2023	15,178
65,000	San Francisco, CA City & County Airports Commission[1]	5.000		05/01/2030	57,371
15,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	5.250		01/01/2024	14,477
245,000	San Francisco, CA City & County Airports Commission Special Facilities Lease (SFO Fuel Company)[1]	5.250		01/01/2022	238,324
90,000	San Francisco, CA City & County Financing Corp. (Comb Emergency Communications)[1]	5.500		04/01/2020	90,201
6,035,000	San Francisco, CA City & County Redevel. Agency (Mission Bay South)	5.958	[2]	08/01/2034	1,097,404
6,490,000	San Jacinto, CA Financing Authority, Tranche A1	6.600		09/01/2033	5,590,032
6,345,000	San Jacinto, CA Financing Authority, Tranche B1	6.600		09/01/2033	5,358,226
6,530,000	San Jacinto, CA Financing Authority, Tranche C1	6.600		09/01/2033	5,125,658
500,000	San Jacinto, CA Unified School District Special Tax	5.100		09/01/2036	413,200
F20 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

California Continued
$400,000	San Joaquin Hills, CA Transportation Corridor Agency[1]	5.375%		01/15/2029	$366,136
20,000,000	San Jose, CA Airport[4]	5.000		03/01/2037	18,166,400
35,000,000	San Jose, CA Airport	6.000		03/01/2047	35,515,550
35,000	San Jose, CA Improvement Bond Act 1915	5.875		09/02/2023	34,516
1,250,000	San Jose, CA Multifamily Hsg. (Almaden Senior Hsg. Partners)[1]	5.350		07/15/2034	1,242,688
25,000	San Jose, CA Special Tax Community Facilities District No. 9 (Bailey Highway 101)	6.600		09/01/2027	25,615
25,000	San Jose, CA Unified School District COP[1]	5.125		06/01/2022	25,040
1,500,000	San Leandro, CA Community Facilities District No.1 Special Tax[1]	6.400		09/01/2019	1,515,585
2,980,000	San Marcos, CA Public Facilities Authority	5.050		09/01/2038	2,323,327
45,000	San Marcos, CA Public Facilities Authority[1]	5.800		09/01/2027	44,410
575,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)	6.000		08/01/2041	575,449
50,000	Santa Clarita, CA Community Facilities District Special Tax	5.850		11/15/2032	48,762
3,795,000	Santaluz, CA Special Tax Community Facilities District No. 2[1]	6.375		09/01/2030	3,795,645
10,000	Seaside, CA Redevel. Agency Tax Allocation[1]	5.375		08/01/2033	10,111
1,090,000	Shafter, CA Community Devel. Agency Tax Allocation	5.400		11/01/2026	978,384
3,335,000	Shafter, CA Community Devel. Agency Tax Allocation[1]	5.450		11/01/2036	2,905,552
355,000	Soledad, CA Redevel. Agency (Soledad Redevel.)[1]	5.350		12/01/2028	360,850
10,000	Sonoma County, CA Community Redevel. Agency (Roseland)[1]	7.900		08/01/2013	10,250
1,235,000	South El Monte, CA Improvement District (Merged Area)[1]	5.000		08/01/2030	1,128,827
7,910,000	Southern CA Home Financing Authority (Single Family Mtg.)	5.800		12/01/2049	7,876,699
3,335,000	Southern CA Logistics Airport Authority	5.000		12/01/2043	3,037,685
100,000,000	Southern CA Public Power Authority Natural Gas[4]	3.395	[7]	11/01/2038	74,500,075
97,775,000	Southern CA Tobacco Securitization Authority	7.100	[2]	06/01/2046	4,117,305
25,940,000	Southern CA Tobacco Securitization Authority (TASC)[1]	5.000		06/01/2037	19,266,157
15,000	Spreckels, CA Union School District[1]	6.125		08/01/2018	15,051
1,935,000	Stockton, CA Community Facilities District[1]	6.125		09/01/2031	1,831,091
2,930,000	Stockton, CA Community Facilities District[1]	6.250		09/01/2037	2,796,099
5,000,000	Stockton, CA Community Facilities District (Arch Road East No. 99-02)[1]	5.875		09/01/2037	4,500,950
1,350,000	Stockton, CA Public Financing Authority, Series A1	5.000		09/01/2023	1,268,177
2,925,000	Stockton, CA Public Financing Authority, Series A1	5.250		09/01/2031	2,697,172
2,930,000	Stockton, CA Public Financing Authority, Series A1	5.250		09/01/2034	2,652,646
6,000,000	Stockton, CA Public Financing Authority, Series A1	5.250		07/01/2037	5,399,220
F21 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

California Continued
$10,000	Suisun City, CA Public Financing Authority (Suisun City Redevel.)[1]	5.200%		10/01/2028	$10,034
15,000	Sulphur Springs, CA Unified School District Community Facilities District No. 2002-1-A	6.000		09/01/2033	14,264
80,000	Susanville, CA Public Financing Authority[1]	7.750		09/01/2017	80,293
2,230,000	Tejon Ranch, CA Public Facilities Finance Authority Special Tax (Community Facilities District No. 1)[1]	7.200		09/01/2030	2,298,015
2,000,000	Temecula Valley, CA Unified School District Community Facilities District No. 03-2[1]	5.500		09/01/2035	1,830,720
20,000	Temecula, CA Public Financing Authority Community Facilities District (Harveston)[1]	5.100		09/01/2036	16,731
990,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	4.900		09/01/2013	849,113
165,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	5.000		09/01/2014	138,374
740,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	5.050		09/01/2015	605,971
805,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	5.100		09/01/2016	644,604
8,000,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)[1]	5.450		09/01/2026	5,559,600
13,790,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)[1]	5.500		09/01/2036	8,883,518
1,025,000	Tracy, CA Community Facilities District	5.700		09/01/2026	900,001
3,105,000	Tracy, CA Community Facilities District[1]	5.750		09/01/2036	2,595,966
1,080,000	Tracy, CA Community Facilities District	5.750		09/01/2036	902,945
4,560,000	Trinity County, CA COP[8]	8.500		01/15/2026	4,290,504
50,000	Truckee-Donner, CA Public Utility District Special Tax	6.100		09/01/2033	48,287
60,000	Turlock, CA Public Financing Authority	5.450		09/01/2024	56,711
35,000	Union City, CA Special Tax Community Facilities District No. 1997-1	5.800		09/01/2028	32,811
30,000,000	University of California (Regents Medical Center)[4]	2.583	[7]	05/15/2047	22,200,038
60,000	Upland, CA Community Facilities District (San Antonio)	6.000		09/01/2024	60,704
100,000	Upland, CA Community Facilities District Special Tax	5.900		09/01/2024	100,364
195,000	Vacaville, CA Public Financing Authority[1]	5.400		09/01/2022	195,737
2,635,000	Val Verde, CA Unified School District[1]	6.000		10/01/2021	2,643,089
415,000	Val Verde, CA Unified School District Special Tax	5.450		09/01/2036	378,675
30,000	Vallejo, CA COP (Touro University)	7.375		06/01/2029	31,929
50,000	Valley Center-Pauma, CA Unified School District (Woods Valley Ranch)	6.000		09/01/2033	47,545
1,470,000	Ventura County, CA Area Hsg. Authority (Mira Vista Senior Apartments)[1]	5.150		12/01/2031	1,316,591
F22 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

California Continued
$600,000	Victoria Gardens, CA Public Facilities Community Facilities District of Etiwanda School District	6.000%		09/01/2027	$572,778
4,685,000	Victoria Gardens, CA Public Facilities Community Facilities District of Etiwanda School District[1]	6.000		09/01/2037	4,424,046
50,000	Watsonville, CA Redevel. Agency Tax Allocation (Watsonville 2000 Redevel.)[1]	5.000		09/01/2024	48,178
30,000	West Hills, CA Community College District[1]	5.000		08/01/2029	29,314
135,000	West Patterson, CA Financing Authority Special Tax	6.100		09/01/2032	130,614
4,900,000	West Sacramento, CA Financing Authority Special Tax[1]	6.100		09/01/2029	4,788,966
2,000,000	West Sacramento, CA Special Tax Community Facilities District No. 23[1]	5.300		09/01/2037	1,700,720
700,000	Westside, CA Union School District	5.000		09/01/2026	598,857
3,860,000	Westside, CA Union School District[1]	5.000		09/01/2036	3,140,110
4,200,000	Westside, CA Union School District[1]	5.250		09/01/2036	3,552,150
10,000	Woodland, CA Special Tax Community Facilities District No. 1	6.000		09/01/2028	9,600
3,550,000	Yuba City, CA Redevel. Agency	5.250		09/01/2039	3,074,336
15,000	Yucaipa, CA Redevel. Agency (Eldorado Palms Mobile Home)	6.000		05/01/2030	14,291

					2,110,365,016
U.S. Possessions—6.4%
3,180,000	Northern Mariana Islands Ports Authority, Series A1	5.500		03/15/2031	2,583,464
1,910,000	Northern Mariana Islands Ports Authority, Series A1	6.250		03/15/2028	1,548,628
3,700,000	Puerto Rico Aqueduct & Sewer Authority[1]	0.000	[3]	07/01/2024	3,204,718
3,500,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2038	3,662,155
1,950,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	2,041,865
6,715,000	Puerto Rico Commonwealth GO1	6.000		07/01/2027	7,062,971
740,000	Puerto Rico Commonwealth GO	6.000		07/01/2028	778,303
35,000,000	Puerto Rico Highway & Transportation Authority, Series N4	2.400	[7]	07/01/2045	25,024,951
6,055,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625		06/01/2026	6,158,722
1,885,000	Puerto Rico ITEMECF (Mennonite General Hospital)[1]	6.500		07/01/2012	1,863,473
40,340,000	Puerto Rico Port Authority (American Airlines), Series A1	6.250		06/01/2026	18,834,343
25,000	Puerto Rico Port Authority (American Airlines), Series A1	6.300		06/01/2023	11,670
27,000,000	V.I. Public Finance Authority (Hovensa Coker)[1]	6.500		07/01/2021	27,291,330
4,515,000	V.I. Public Finance Authority, Series A1	6.375		10/01/2019	4,760,165
5,150,000	V.I. Public Finance Authority, Series E1	6.000		10/01/2022	5,155,202

					109,981,960
F23 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Value

Total Investments, at Value (Cost $2,583,387,493)—128.5%	$2,220,346,976

Liabilities in Excess of Other Assets—(28.5)	(492,795,816)

Net Assets—100.0%	$1,727,551,160

Footnotes to Statement of Investments
1. All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.
2. Zero coupon bond reflects effective yield on the date of purchase.
3. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
4. Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.
5. Issue is in default. See Note 1 of accompanying Notes.
6. Non-income producing security.
7. Represents the current interest rate for a variable or increasing rate security.
8. Illiquid security. The aggregate value of illiquid securities as of July 31, 2008 was $29,302,537, which represents 1.70% of the Fund’s net assets. See Note 5 of accompanying Notes.
9. Represents the current interest rate for a variable rate bond known as an “inverse floater.” See Note 1 of accompanying Notes.
To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
AHEF	American Heritage Education Foundation
CDA	Communities Devel. Authority
CHCC	Community Hospitals of Central California
COP	Certificates of Participation
ECHS	Escondido Charter High School
FCHMC	Fresno Community Hospital & Medical Center
GO	General Obligation
GP	General Purpose
HFA	Housing Finance Agency/Authority
HK-8CS	Heritage 8-K Charter School
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
RIBS	Residual Interest Bonds
RITES	Residual Interest Tax Exempt Security
ROLs	Residual Option Longs
SHF	Sierra Hospital Foundation
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.
F24 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2008

Assets
Investments, at value (cost $2,583,387,493)—see accompanying statement of investments	$2,220,346,976

Cash	715,717

Receivables and other assets:
Interest	34,214,676
Investments sold	3,268,418
Shares of beneficial interest sold	2,794,615
Other	182,915

Total assets	2,261,523,317

Liabilities

Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	441,615,000
Payable on borrowings (See Note 6)	83,300,000
Shares of beneficial interest redeemed	5,872,354
Dividends	2,252,279
Distribution and service plan fees	286,750
Trustees’ compensation	224,771
Interest expense on borrowings	181,679
Shareholder communications	79,414
Transfer and shareholder servicing agent fees	56,896
Other	103,014

Total liabilities	533,972,157

Net Assets	$1,727,551,160

Composition of Net Assets
Par value of shares of beneficial interest	$191,659

Additional paid-in capital	2,191,950,727

Accumulated net investment income	3,402,115

Accumulated net realized loss on investments	(104,952,824)

Net unrealized depreciation on investments	(363,040,517)

Net Assets	$1,727,551,160

F25 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,344,257,240 and 149,070,765 shares of beneficial interest outstanding)	$9.02
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.47

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $40,025,964 and 4,435,049 shares of beneficial interest outstanding)	$9.02

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $343,267,956 and 38,152,711 shares of beneficial interest outstanding)	$9.00
See accompanying Notes to Financial Statements.
F26 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended July 31, 2008

Investment Income
Interest	$149,273,475

Other income	1,471

Total investment income	149,274,946

Expenses
Management fees	8,528,903

Distribution and service plan fees:
Class A	3,789,744
Class B	516,879
Class C	4,035,689

Transfer and shareholder servicing agent fees:
Class A	479,899
Class B	41,388
Class C	174,862

Shareholder communications:
Class A	144,060
Class B	11,000
Class C	45,313

Interest expense and fees on short-term floating rate notes issued (See Note 1)	15,817,621

Interest expense on borrowings	2,611,495

Custodian fees and expenses	141,406

Trustees’ compensation	71,597

Other	583,808

Total expenses	36,993,664
Less reduction to custodian expenses	(28,950)

Net expenses	36,964,714

Net Investment Income	112,310,232

Realized and Unrealized (Loss)
Net realized loss on investments	(97,488,834)

Net change in unrealized depreciation on investments	(400,450,354)

Net Decrease in Net Assets Resulting from Operations	$(385,628,956)

See accompanying Notes to Financial Statements.
F27 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended July 31,	2008	2007

Operations
Net investment income	$112,310,232	$89,160,684

Net realized loss	(97,488,834)	(4,504,881)

Net change in unrealized appreciation (depreciation)	(400,450,354)	(14,738,656)

Net increase (decrease) in net assets resulting from operations	(385,628,956)	69,917,147

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(86,084,191)	(74,272,037)
Class B	(2,369,470)	(2,631,066)
Class C	(18,804,393)	(14,015,585)

	(107,258,054)	(90,918,688)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(179,841,768)	709,301,068
Class B	(14,432,228)	2,657,860
Class C	(42,138,978)	255,912,065

	(236,412,974)	967,870,993

Net Assets
Total increase (decrease)	(729,299,984)	946,869,452

Beginning of period	2,456,851,144	1,509,981,692

End of period (including accumulated net investment income (loss) of $3,402,115 and $(1,650,063), respectively)	$1,727,551,160	$2,456,851,144

See accompanying Notes to Financial Statements.
F28 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended July 31, 2008

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(385,628,956)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(813,182,159)
Proceeds from disposition of investment securities	1,232,770,044
Short-term investment securities, net	(209,292,264)
Premium amortization	2,408,086
Discount accretion	(18,775,200)
Net realized loss on investments	97,488,834
Net change in unrealized depreciation on investments	400,450,354
Increase in interest receivable	(3,604,146)
Decrease in receivable for securities sold	19,682,014
Increase in other assets	(127,505)
Decrease in payable for securities purchased	(34,184,827)
Decrease in payable for accrued expenses	(312,020)

Net cash provided by operating activities	287,692,255

Cash Flows from Financing Activities
Proceeds from bank borrowings	998,000,000
Payments on bank borrowings	(938,800,000)
Payments on short-term floating rate notes issued	(19,315,000)
Proceeds from shares sold	669,835,375
Payment on shares redeemed	(966,225,246)
Cash distributions paid	(40,498,455)

Net cash used in financing activities	(297,003,326)

Net decrease in cash	(9,311,071)

Cash, beginning balance	10,026,788

Cash, ending balance	$715,717

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $66,357,564.
Cash paid for interest on bank borrowings—$2,779,900.
Cash paid for interest on short-term floating rate notes issued—$15,817,621.
See accompanying Notes to Financial Statements.
F29 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended July 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$11.43	$11.44	$11.52	$10.31	$9.97

Income (loss) from investment operations:
Net investment income	.57 [1]	.53 [1]	.55 [1]	.62 [1]	.68
Net realized and unrealized gain (loss)	(2.43)	—	(.02)	1.21	.27

Total from investment operations	(1.86)	.53	.53	1.83	.95

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.55)	(.54)	(.61)	(.62)	(.61)

Net asset value, end of period	$9.02	$11.43	$11.44	$11.52	$10.31

Total Return, at Net Asset Value[2]	(16.60)%	4.67%	4.74%	18.20%	9.54%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,344,257	$1,907,202	$1,213,319	$621,736	$401,491

Average net assets (in thousands)	$1,584,343	$1,603,883	$901,717	$477,934	$400,452

Ratios to average net assets:[3]
Net investment income	5.69%	4.56%	4.85%	5.59%	6.52%
Expenses excluding interest and fees on short-term floating rate notes issued	0.86%	0.81%	0.92%	0.92%	1.00%
Interest and fees on short-term floating rate notes issued[4]	0.78%	0.48%	0.52%	0.34%	0.20%

Total expenses	1.64%	1.29%	1.44%	1.26%	1.20%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.64%	1.29%	1.44%	1.26%	1.17%

Portfolio turnover rate	45%	11%	43%	4%	27%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.
See accompanying Notes to Financial Statements.
F30 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Class B Year Ended July 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$11.44	$11.44	$11.53	$10.31	$9.97

Income (loss) from investment operations:
Net investment income	.49 [1]	.44 [1]	.47 [1]	.54 [1]	.64
Net realized and unrealized gain (loss)	(2.45)	.01	(.04)	1.22	.22

Total from investment operations	(1.96)	.45	.43	1.76	.86

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.46)	(.45)	(.52)	(.54)	(.52)

Net asset value, end of period	$9.02	$11.44	$11.44	$11.53	$10.31

Total Return, at Net Asset Value[2]	(17.36)%	3.94%	3.83%	17.40%	8.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,026	$66,992	$64,421	$59,530	$65,991

Average net assets (in thousands)	$51,641	$68,193	$61,780	$61,244	$84,482

Ratios to average net assets:[3]
Net investment income	4.85%	3.79%	4.11%	4.90%	5.76%
Expenses excluding interest and fees on short-term floating rate notes issued	1.69%	1.60%	1.71%	1.69%	1.77%
Interest and fees on short-term floating rate notes issued[4]	0.78%	0.48%	0.52%	0.34%	0.20%

Total expenses	2.47%	2.08%	2.23%	2.03%	1.97%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.47%	2.08%	2.23%	2.03%	1.94%

Portfolio turnover rate	45%	11%	43%	4%	27%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.
See accompanying Notes to Financial Statements.
F31 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended July 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$11.40	$11.41	$11.50	$10.29	$9.95

Income (loss) from investment operations:
Net investment income	.49 [1]	.44 [1]	.46 [1]	.52 [1]	.60
Net realized and unrealized gain (loss)	(2.42)	.01	(.03)	1.23	.26

Total from investment operations	(1.93)	.45	.43	1.75	.86

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.47)	(.46)	(.52)	(.54)	(.52)

Net asset value, end of period	$9.00	$11.40	$11.41	$11.50	$10.29

Total Return, at Net Asset Value[2]	(17.20)%	3.89%	3.85%	17.33%	8.71%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$343,268	$482,657	$232,242	$79,616	$31,102

Average net assets (in thousands)	$402,977	$362,456	$149,437	$43,444	$30,371

Ratios to average net assets:[3]
Net investment income	4.91%	3.78%	4.05%	4.73%	5.74%
Expenses excluding interest and fees on short-term floating rate notes issued	1.64%	1.58%	1.68%	1.69%	1.78%
Interest and fees on short-term floating rate notes issued[4]	0.78%	0.48%	0.52%	0.34%	0.20%

Total expenses	2.42%	2.06%	2.20%	2.03%	1.98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.42%	2.06%	2.20%	2.03%	1.95%

Portfolio turnover rate	45%	11%	43%	4%	27%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.
See accompanying Notes to Financial Statements.
F32 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer California Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund’s investment objective is to seek as high a level of current interest income exempt from federal and California income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of
F33 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $344,066,213 as of July 31, 2008, which represents 15.21% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but do not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At July 31, 2008, municipal bond holdings with a value of $504,359,847 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $441,615,000 in short-term floating rate notes issued and outstanding at that date.
F34 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

     At July 31, 2008, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

$2,500,000	CA Austin Trust Various States Inverse Certificate ROLs	14.915%	8/1/38	$1,946,650
4,065,000	CA Austin Trust Various States Inverse Certificates	14.039	2/1/42	4,244,185
2,495,000	CA Dept. of Veterans Affairs Home Purchase ROLs	9.645	12/1/27	1,693,107
2,370,000	CA Home Mtg. Finance Authority (Homebuyers Fund) ROLs	23.320	8/1/43	2,570,099
2,500,000	CA Home Mtg. Finance Authority (Homebuyers Fund) ROLs[3]	12.090	2/1/29	1,529,800
2,430,000	CA Port of Oakland RITES	8.913	11/1/22	1,916,687
1,250,000	CA Port of Oakland ROLs[3]	13.540	11/1/15	1,305,650
1,250,000	CA Port of Oakland ROLs[3]	14.040	11/1/17	1,295,975
5,125,000	CA Port of Oakland ROLs[3]	10.540	11/1/32	3,076,333
39,095,000	CA Statewide CDA ROLs[3]	2.967	4/1/36	11,719,899
13,125,000	Long Beach, CA Bond Finance Authority Natural Gas ROLs[3]	13.680	11/15/37	8,911,613
18,000,000	Long Beach, CA Bond Finance Authority Natural Gas ROLs[3]	4.650	11/15/33	2,250,000
2,375,000	Los Angeles, CA Dept. of Water & Power RITES	11.495	7/1/24	2,413,428
2,640,000	Los Angeles, CA Harbor Dept. ROLs	15.395	8/1/25	1,870,572
2,775,000	Los Angeles, CA Harbor Dept. ROLs	15.402	8/1/26	2,076,200
4,500,000	Northern CA Gas Authority ROLs[3]	2.720	7/1/27	225,000
200,000	Northern CA Gas Authority ROLs	2.180	7/1/17	10,000
4,000,000	Northern CA Gas Authority ROLs[3]	2.330	7/1/19	(200,000)
3,335,000	Northern CA Gas Authority ROLs[3]	2.680	7/1/27	485,009
11,670,000	Puerto Rico Highway & Transportation Authority ROLs[3]	0.640	7/1/45	1,694,951
3,145,000	Sacramento, CA Hsg. Authority ROLs	9.979	6/1/37	2,734,137
2,445,000	San Diego, CA Unified School District GO RITES	10.292	7/1/23	3,359,039
5,000,000	San Jose, CA Airport ROLs[3]	8.860	3/1/37	3,166,400
27,500,000	Southern CA Public Power Authority Natural Gas ROLs[3]	5.500	11/1/38	2,000,075
8,250,000	University of California (Regents Medical Center) ROLs[3]	2.950	5/15/47	450,038

				$62,744,847

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page F24 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
F35 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of July 31, 2008, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at approximately $338,200,000.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of July 31, 2008, securities with an aggregate market value of $4,941,103, representing 0.29% of the Fund’s net assets, were in default.
Concentration Risk. There are certain risks arising from geographic concentration in any state. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
     The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.
F36 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$5,385,658	$—	$93,326,537	$374,666,804

1.	As of July 31, 2008, the Fund had $36,524,290 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2008, details of the capital loss carryforwards were as follows:

Expiring

2009	$789,546
2015	2,066,773
2016	33,667,971

Total	$36,524,290

2.	As of July 31, 2008, the Fund had $56,802,247 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017.

3.	During the fiscal year ended July 31, 2008, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended July 31, 2007, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The tax character of distributions paid during the years ended July 31, 2008 and July 31, 2007 was as follows:

	Year Ended	Year Ended
	July 31, 2008	July 31, 2007

Distributions paid from:
Exempt-interest dividends	$107,146,907	$90,850,879
Ordinary income	111,147	67,809

Total	$107,258,054	$90,918,688

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.
F37 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Federal tax cost of securities	$2,150,712,183

Gross unrealized appreciation	$16,040,972
Gross unrealized depreciation	(390,707,776)

Net unrealized depreciation	$(374,666,804)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 31, 2008, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$24,679
Payments Made to Retired Trustees	16,083
Accumulated Liability as of July 31, 2008	151,377
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
F38 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2008		Year Ended July 31, 2007
	Shares	Amount	Shares	Amount

Class A
Sold	51,832,372	$530,844,499	81,514,563	$949,983,417
Dividends and/or distributions reinvested	5,336,078	53,229,874	3,850,157	44,843,901
Redeemed	(74,979,966)	(763,916,141)	(24,577,715)	(285,526,250)

Net increase (decrease)	(17,811,516)	$(179,841,768)	60,787,005	$709,301,068

F39 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued

	Year Ended July 31, 2008		Year Ended July 31, 2007
	Shares	Amount	Shares	Amount

Class B
Sold	671,853	$6,863,764	1,606,321	$18,718,253
Dividends and/or distributions reinvested	161,683	1,619,355	147,140	1,715,814
Redeemed	(2,256,016)	(22,915,347)	(1,524,838)	(17,776,207)

Net increase (decrease)	(1,422,480)	$(14,432,228)	228,623	$2,657,860

Class C
Sold	12,206,020	$123,808,227	26,732,550	$311,135,710
Dividends and/or distributions reinvested	1,156,441	11,508,335	706,001	8,200,866
Redeemed	(17,534,315)	(177,455,540)	(5,461,755)	(63,424,511)

Net increase (decrease)	(4,171,854)	$(42,138,978)	21,976,796	$255,912,065

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2008, were as follows:

	Purchases	Sales

Investment securities	$813,182,159	$1,232,770,044
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2008, the Fund paid $698,682 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
F40 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2008 for Class B and Class C shares were $2,598,554 and $5,902,478, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

July 31, 2008	$515,318	$372,341	$241,157	$467,946
Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to limit its management fees not to exceed 0.55% of average annual net assets for each class of shares. This voluntary undertaking may be amended or withdrawn by the Manager at any time without notice to shareholders.
F41 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
5. Illiquid Securities
As of July 31, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
6. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $1.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (2.7228% as of July 31, 2008). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of July 31, 2008, the Fund had borrowings outstanding at an interest rate of 2.7228%. Details of the borrowings for the year ended July 31, 2008 are as follows:

Average Daily Loan Balance	$63,224,317
Average Daily Interest Rate	4.20%
Fees Paid	$352,874
Interest Paid	$2,779,900
F42 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

7. Recent Accounting Pronouncements
     In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of July 31, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
     In March 2008, FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
F43 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer California Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer California Municipal Fund, including the statement of investments, as of July 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer California Municipal Fund as of July 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
September 16, 2008
F44 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended July 31, 2008 are eligible for the corporate dividend-received deduction. 99.90% of the dividend is derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
29 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
30 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an annual term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 65	General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 68	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995- 2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2005) Age: 67	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.
31 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Robert G. Galli, Trustee (since 1993) Age: 75	A director or trustee of other Oppenheimer funds. Oversees 64 portfolios in the OppenheimerFunds complex.

Phillip A. Griffiths, Trustee (since 1999) Age: 69	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2004) Age: 65	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2002) Age: 56	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Russell S. Reynolds, Jr., Trustee (since 1989) Age: 76	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2005) Age: 67	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organization) (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2005) Age: 60	President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996-2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.
32 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an annual term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, President and Principal Executive Officer (since 2001) and Trustee (since 2002) Age: 59	Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 103 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Zack and Ms. Bloomberg, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey, Wixted, Petersen, Szilagyi and Ms. Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Fielding, Loughran, Cottier and Willis, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an annual term or until his or her resignation, retirement, death or removal.

Ronald H. Fielding, Vice President and Senior Portfolio Manager (since 2002) Age: 59	Senior Vice President of the Manager (since January 1996). Chief Strategist, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Daniel G. Loughran, Vice President and Senior Portfolio Manager (since 2005) Age: 44	Senior Vice President of the Manager (since August 2007); Vice President of the Manager (April 2001-July 2007) and a Portfolio Manager with the Manager (since 1999). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) and Senior Portfolio Manager (since 2002) Age: 36	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (from 1999 to 2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.
33 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Troy E. Willis, Vice President (since 2005) and Senior Portfolio Manager (since 2006) Age: 35	Assistant Vice President of the Manager (since July 2005). Portfolio Manager of the Fund (from May 2003 to December 2005). Corporate Attorney for Southern Resource Group (from 1999 to 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2004) Age: 47	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Assistant Treasurer (since 2004) Age: 38	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 103 port- folios in the OppenheimerFunds complex.

Brian C. Szilagyi, Assistant Treasurer (since 2005) Age: 38	Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2001) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 103 portfolios in the OppenheimerFunds complex.
34 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Lisa I. Bloomberg, Assistant Secretary (since 2004) Age: 39	Vice President (since May 2004) and Deputy General Counsel (since May 2008); of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 103 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary (since 2001) Age: 41	Vice President (since June 1998), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Senior Counsel of the Manager (October 2003-May 2008). An officer of 103 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
35 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, a member of the Board’s Audit Committee, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $43,800 in fiscal 2008 and $38,000 in fiscal 2007.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $1,342 in fiscal 2008 and no such fees in fiscal 2007.
The principal accountant for the audit of the registrant’s annual financial statements billed $250,000 in fiscal 2008 and $352,190 in fiscal 2007 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews and professional services relating to FAS 123R.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%
(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $251,342 in fiscal 2008 and $352,190 in fiscal 2007 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the

Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 07/31/2008, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.
(2) Exhibits attached hereto.
(3) Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer California Municipal Fund

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer
Date: 09/12/2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer
Date: 09/12/2008

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer
Date: 09/12/2008